                                                                    EXHIBIT 10.5



                  MEMBERSHIP INTEREST CONTRIBUTION AGREEMENT

                                by and between

                    Cornerstone Realty Income Trust, Inc.,

                 Cornerstone NC Operating Limited Partnership

                                      and

                              State Street I, LLC

                                  dated as of

                              September 30, 2001

Exhibits

Exhibit A           -  Operating Partnership Agreement


Schedules

Schedule 2.1        -  List of Subsidiaries
Schedule 2.2        -  Operating Partnership Units
Schedule 4.4        -  Conflicts of Cornerstone or Operating Partnership
Schedule 5.3        -  Liens on Membership Interests
Schedule 5.4        -  Conflicts of LLC
Schedule 5.7(a)     -  August 31, 2001 Financial Statements
Schedule 5.7(b)     -  Liabilities not Disclosed on August 31, 2001 Balance
                       Sheet
Schedule 5.8        -  Changes Since Balance Sheet Date
Schedule 5.9        -  Litigation
Schedule 5.10       -  Intellectual Property
Schedule 5.11       -  Leases
Schedule 5.12       -  Material Contracts
Schedule 5.13       -  Owned and Leased Real Property
Schedule 5.13(l)    -  Permitted Liens
Schedule 5.15       -  Governmental Permits and Licenses
Schedule 5.17       -  Employment Agreements and Arrangements
Schedule 5.19       -  Insurance
Schedule 5.20       -  Bank Accounts
Schedule 5.21       -  Environmental Matters
Schedule 5.22(c)    -  List of Warranties for Improvements to Real Property
Schedule 6.4        -  Exceptions to Conduct in the Ordinary Course
Schedule 6.4(e)     -  Additional Borrowings
Schedule 6.5        -  Consents
Schedule 6.6        -  Exceptions for Disclosure
Schedule 11.1       -  Officers of Cornerstone with Knowledge
Schedule 11.2       -  Officers of the LLC or the Subsidiaries with Knowledge
Schedule 11.3       -  Indebtedness and Collateral Agreements

                  MEMBERSHIP INTEREST CONTRIBUTION AGREEMENT


          This MEMBERSHIP INTEREST CONTRIBUTION AGREEMENT (the "Agreement"), dated as of September 30, 2001 is entered into by and between Cornerstone Income Realty Trust, Inc., a Virginia corporation ("Cornerstone"), Cornerstone NC Operating Limited Partnership, a Virginia limited partnership (the "Operating Partnership"), and State Street I, LLC, a North Carolina limited liability company (the "LLC").

                                   Recitals
                                   --------

          The Operating Partnership desires to acquire from the LLC, and the LLC desires to contribute to the Operating Partnership, for the consideration stated herein, all of the outstanding membership interests of each of the Subsidiaries (as defined herein) on the terms and subject to the conditions set forth herein.

          The LLC desires to acquire from the Operating Partnership, and the Operating Partnership desires to distribute and transfer to the LLC, for the consideration stated herein, the Operating Partnership Units (as defined herein) of the Operating Partnership on the terms and subject to the conditions set forth herein.


                                   Covenants
                                   ---------

          NOW, THEREFORE, in consideration of the foregoing and the premises set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND INTERPRETATION

     1.1  Defined Terms.  Certain capitalized terms used herein are defined
          -------------
parenthetically in this Agreement. Capitalized terms used but not defined parenthetically herein are defined in Article X hereto. The meanings assigned to such terms shall be applicable to each use of such terms throughout this Agreement.

     1.2  Singular and Plural; Gender.  Whenever appropriate in the context,
          ---------------------------
terms used in this Agreement in the singular also include the plural, and vice versa, and each masculine, feminine or neuter pronoun shall also include the other genders.

     1.3  Meaning of "Including".  As used herein, the word "including" shall
          ----------------------
be deemed to mean "including, without limitation," unless otherwise expressly provided in any instance.

     1.4  Headings.  The article, section and other headings in this Agreement
          --------
are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions of this Agreement.

     1.5  Drafting.  The parties have participated jointly in the negotiation
          --------
and drafting of this Agreement, and they agree that any ambiguity or question of intent or interpretation that may arise shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                                  ARTICLE II

                   MEMBERSHIP INTEREST CONTRIBUTION; CLOSING

     2.1  Contribution of the Membership Interests.  On the terms and subject to
          ----------------------------------------
the conditions set forth in this Agreement, the LLC agrees to contribute and deliver to the Operating Partnership, and the Operating Partnership agrees to accept from the LLC (the "Acquisition"), in exchange for the consideration set forth in Section 2.2 below, all of issued and outstanding membership interests (the "Membership Interests") of each of the subsidiaries of the LLC as set forth on Schedule 2.1 (the "Subsidiaries").
   ------------

     2.2  Consideration. The consideration to be paid by the Operating
          -------------
Partnership to the LLC in connection with the Acquisition shall be the number of Operating Partnership units (the "Operating Partnership Units") set forth in
Schedule 2.2 representing a limited partnership interest in the Operating
-------------
Partnership with the rights and preferences as set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit A. The Operating Partnership Units shall be granted and delivered to the LLC at Closing.

     2.3  Completion of Contribution.  The closing of the Acquisition (the
          --------------------------
"Closing") shall take place on October 1, 2001 (effective September 30, 2001 at 11:59 P.M.) or such other date that the Operating Partnership and the LLC shall mutually agree upon in writing. The date on which the Closing actually occurs is referred to herein as the "Closing Date"; provided, however that the effective date of the Closing shall be deemed to be September 30, 2001 at 11:59 P.M. In no event shall the Closing take place after October 15, 2001 (the "Drop-Dead Date").

     2.4  Contribution Adjustment.
          -----------------------

          (a) Prior to the Closing, the Subsidiaries shall distribute to the LLC all of the cash assets of the Subsidiaries except the Subsidiaries shall retain sufficient cash to satisfy all accrued expenses and accounts payable accruable through the Closing. To the extent that the Subsidiaries do not have sufficient cash to satisfy all accrued expenses and accounts payable accruals, then the LLC shall contribute such deficit to the Operating Partnership. To the extent that the Subsidiaries have excess cash to satisfy all accrued expenses and accounts payable accruals, then the Subsidiaries shall refund such excess to the LLC. The deficit or excess, as the case may be, shall be referred to as the "Contribution Adjustment."

          (b) The Operating Partnership shall deliver its calculation of the Contribution Adjustment (the "Contribution Adjustment Notice") to the LLC within 30 days of Closing. The LLC may object to the Contribution Adjustment by delivery of a written statement of objections (stating the basis of the objections with reasonable specificity) to Operating Partnership within 10 days following delivery of the Contribution Adjustment Notice. If LLC makes such objection, the Operating Partnership and LLC shall seek in good faith to resolve such differences within 10 days following the delivery of such objections. If LLC does not so object to the Contribution Adjustment within such 10 day period, the Contribution Adjustment shall be considered final and binding upon the parties and the Contribution Adjustment shall be made within 45 days of Closing . If LLC and the Operating Partnership are unable to mutually resolve any disputes with respect to the Contribution Adjustment within the periods described above, the parties shall, within 10 days following the expiration of such periods, engage a mutually agreed upon Mediator (the "Mediator") to act as a Mediator and determine, in accordance with the provisions of this Section 2.4, the appropriate Contribution Adjustment.

          (c) If the Mediator is engaged pursuant to this Section 2.4, then, within 10 days of the engagement, the Mediator shall be furnished with a copy of this Agreement, a letter from LLC describing LLC's position on the disputed amount and a letter from Operating Partnership describing Operating Partnership's position on the disputed amount. Neither party shall make any additional submission except pursuant to the Mediator's written request. The Mediator shall have 30 days to review such documents and such other information as the Mediator deems appropriate. Within such 30-day period, the Mediator will furnish both parties with its written determination with respect to each of the unresolved issues in dispute. In arriving at its determination, the Mediator may select either the LLC's or the Operating Partnership's position, or make its own determination. The determination of the Mediator with respect to the Contribution Adjustment will be final and binding upon the parties and a judgment, based on the Mediator's determination, may be entered into a court of competent jurisdiction. The Contribution Adjustment shall be made within 5 days after the Mediator's determination. The fee of the Mediator shall be borne by the Operating Partnership, if the mediator accepts LLC's position, by the LLC, if the Mediator accepts the Operating Partnership's position, and by the Operating Partnership and LLC equally if the Mediator accepts neither the Operating Partnership's nor the LLC's position. In the process of preparing and reviewing the Contribution Adjustment and conducting of review by either party or the Mediator, each party will grant the other party all reasonable access to the records of the business and any workpapers, including auditor's workpapers, prepared with respect to the Contribution Adjustment.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE LLC

          In order to induce the Operating Partnership to enter into this Agreement and each of the other Acquisition Documents to which it is or shall be a party, and to consummate the transactions contemplated hereby and thereby, the LLC hereby represents and warrants to the Operating Partnership on and as of the date hereof:

     3.1  Organization and Good Standing.  The LLC is a North Carolina limited
          ------------------------------
liability company duly organized, validly existing and in good standing under the laws of North Carolina with all requisite power and authority to own, operate and lease its properties and to carry on its business as now being conducted. The LLC is qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary except where the failure to be qualified would not have a Material Adverse Effect on the LLC.

     3.2  Power and Authority.  The LLC has all the requisite limited liability
          -------------------
company power and authority to execute, deliver and perform this Agreement and the other Acquisition Documents to which it is or shall be a party and to consummate the transactions contemplated hereby and thereby.

     3.3  Due Authorization.  The execution, delivery and performance by the LLC
          -----------------
of this Agreement and the other Acquisition Documents to which it is or shall be a party and the consummation of the transactions contemplated hereby and thereby by the LLC have been duly authorized by all necessary limited liability company proceedings.

     3.4  No Conflicts.  Neither the execution and delivery by the LLC of this
          ------------
Agreement or the other Acquisition Documents to which it is or shall be a party nor the consummation by the LLC of the transactions contemplated hereby or thereby:

          (a) violates or conflicts with the LLC's Articles of Organization or any other organizational document;

          (b) violates, or conflicts with, or constitutes a default under, or results in a breach of, any term or provision of, or requires any consent (except for those disclosed on Schedule 5.4),
                                                      -------------
               authorization or approval under, any term or provision of any Lien, lease, license or other agreement or instrument to which the LLC or the Subsidiaries are a party or by which it or the Subsidiaries' properties are bound, except to the extent that such circumstance would not reasonably be expected to have or result in a material adverse effect on the ability of the LLC to consummate the Acquisition and the transactions contemplated in the other Acquisition Documents to which it is a party or to carry out its obligations hereunder or thereunder; or

          (c) (i) legally requires the LLC to obtain any Consent from, or make any filing with, any governmental agency, court, body or instrumentality

               (whether federal, state, local or foreign) ("Governmental Authority") or other Person (except for those disclosed on
               Schedule 5.4); or (ii) violates any provision of (x) any Applicable Law or (y) any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree (collectively, "Judgment") to which the LLC is a party or to which it or any of its properties are subject.

     3.5  Enforceability.  This Agreement is, and when executed and delivered,
          --------------
each of the other Acquisition Documents to which the LLC is or shall be a party shall be, a valid and binding agreement of the LLC, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity).

     3.6  Litigation.  The LLC is not engaged in, and there is not, to the
          ----------
Knowledge of the LLC pending, nor has the LLC received any written notice of, any Legal Proceeding which would prevent or otherwise inhibit the LLC from consummating the transactions contemplated hereby or carrying out its obligations hereunder or under the other Acquisition Documents to which it is or shall be a party.

     3.7  No Brokers.  No broker has acted on behalf of the LLC in connection
          ----------
with this Agreement, the other Acquisition Documents or the transactions contemplated hereby or thereby, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the LLC or any action taken by the LLC.

     3.8  Securities Law Compliance.  The LLC understands and acknowledges that
          -------------------------
the Operating Partnership Units have not been registered under the Securities Act or the state securities or blue sky laws of any jurisdiction, and that the transactions contemplated by this Agreement have not been reviewed by, passed on by or submitted to any federal or state agency or commission. The LLC is acquiring the Operating Partnership Units for its own account, for investment, and not with a view to, or for resale in connection with, a distribution thereof, and the LLC acknowledges that the Operating Partnership Units acquired hereunder cannot be transferred without being registered under the Securities Act or pursuant to a valid exemption therefrom. The LLC represents that it is an "accredited investor" within the meaning of Rule 501(a)(8) and that it has determined that its equity investors are "accredited investors" within the meaning of Rule 501(a).

                                  ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF CORNERSTONE AND THE
                             OPERATING PARTNERSHIP

          In order to induce the LLC to enter into this Agreement and each of the other Acquisition Documents to which it is or shall be a party, and to consummate the transactions contemplated hereby and thereby, Cornerstone and the Operating Partnership hereby jointly and severally represent and warrant to the LLC on and as of the date hereof:

     4.1  Organization and Good Standing.  The Operating Partnership is a
          ------------------------------
limited partnership organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. Cornerstone is a corporation organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

     4.2  Power and Authority.  Cornerstone and the Operating Partnership each
          -------------------
have the requisite corporate or partnership power and authority, as the case may be, to execute, deliver and perform this Agreement and the other Acquisition Documents to which it is or shall be a party and to consummate the transactions contemplated hereby and thereby.

     4.3  Due Authorization.  The execution, delivery and performance by
          -----------------
Cornerstone and the Operating Partnership of this Agreement and the other Acquisition Documents to which they are or shall be a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership proceedings.

     4.4  No Conflicts.  Neither the execution and delivery by Cornerstone or
          ------------
the Operating Partnership of this Agreement or the other Acquisition Documents to which they are or shall be a party nor the consummation by them of the transactions contemplated hereby or thereby:

          (a) violates or conflicts with the Operating Partnership's Certificate of Partnership or other organizational document or Cornerstone's Articles of Incorporation, by-laws, or any other organizational document;

          (b) violates, or conflicts with, or constitutes a default under, or results in a breach of, any term or provision of, or requires any consent (except for those disclosed on Schedule 4.4),
                                                      ------------
               authorization or approval under, any term or provision of any Lien, lease, license or other agreement or instrument to which Cornerstone or the Operating Partnership is a party or by which their respective properties are bound, except to the extent that such circumstance would not reasonably be expected to have or result in a material adverse effect on the ability of Cornerstone or the Operating Partnership to consummate the Acquisition and the transactions contemplated in the other Acquisition Documents to which it is a party or to carry out its obligations hereunder or thereunder; or

          (c) (i) legally requires Cornerstone or the Operating Partnership to obtain any Consent from, or make any filing with, any Governmental Authority or other Person (except for those disclosed on Schedule 4.4); or (ii) violates any provision of (x) any Applicable Law or (y) any Judgment to which Cornerstone or the Operating Partnership is a party or to which it or any of its properties are subject.

     4.5  Enforceability.  This Agreement is, and when executed and delivered,
          --------------
each of the other Acquisition Documents to which Cornerstone or the Operating Partnership is or shall be a party shall be, a valid and binding agreement of Cornerstone or the Operating Partnership, as the case may be, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity).

     4.6  Cornerstone Formation of Operating Partnership.  Cornerstone
          ----------------------------------------------
represents that the Operating Partnership has engaged in no business except in connection with this Agreement and that the Operating Partnership has no liabilities or obligations to any Person, except pursuant to this Agreement.

     4.7  Litigation.  Cornerstone and the Operating Partnership are not
          ----------
engaged in, and there is not, to the Knowledge of Cornerstone pending, nor has Cornerstone received any written notice of, any Legal Proceeding which would prevent or otherwise inhibit Cornerstone or the Operating Partnership from consummating the transactions contemplated hereby or carrying out its obligations hereunder or under the other Acquisition Documents to which it is or shall be a party.

     4.8  No Brokers.  No broker has acted on behalf of Cornerstone or the
          ----------
Operating Partnership in connection with this Agreement, the other Acquisition Documents or the transactions contemplated hereby or thereby, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with Cornerstone or the Operating Partnership or any action taken by them.

     4.9  Capitalization.
          --------------


          (a) Cornerstone.  The authorized capital stock of Cornerstone
              -----------
     consists of (i) Common Shares, no par value, of which 100,000,000 shares are authorized and 47,581,920 shares were issued and outstanding as of September 20, 2001; and (ii) Preferred Shares, no par value, of which 25,000,000 shares are authorized and 127,988 were issued and outstanding as of September 20, 2001 as Series A Convertible Preferred Shares. All shares of Cornerstone to be issued upon conversion of the Operating Partnership Units (as described more fully in the Limited Partnership Agreement) will, at the time of issuance, be duly authorized, validly issued, fully paid and non-assessable, and will be free and clear of any Liens or other encumbrances which would prevent or otherwise encumber the delivery of such shares to the owners of the Operating Partnership Units upon their conversion.

          (b) Operating Partnership.  All of the Operating Partnership Units to
              ---------------------
     be delivered to the LLC at the Closing have been duly authorized by all necessary action on the part of the Operating Partnership, and will be validly issued to the LLC. The Operating Partnership Units to be delivered to the LLC at the Closing will be free of any Liens or other encumbrances which would prevent or otherwise encumber the delivery of the Operating Partnership Units to the LLC, and have not been reserved for any other purpose, and such Operating Partnership Units are available for issuance as provided pursuant to this Agreement.

     4.10  Securities Documents. Cornerstone has filed with Securities and
           --------------------
Exchange Commission (the "SEC") each report, registration statement and definitive proxy statement (the "SEC Documents") required to be filed under the Exchange Act since January 1, 2001. As of the time it was filed with the SEC, or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing: (a) each of the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act; and (b) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.11  Operations Since Balance Sheet Date. Since the date of the most
           -----------------------------------
recent balance sheet included in the SEC Documents, Cornerstone and its subsidiaries have conducted business in the ordinary course and in conformity with past practice, except as otherwise disclosed in the SEC Documents.

     4.12  Securities Law Compliance. Each of Cornerstone and the Operating
           -------------------------
Partnership understand and acknowledge that the Membership Interests have not been registered under the Securities Act or the state securities or blue sky laws of any jurisdiction, and that the transactions contemplated by this Agreement have not been reviewed by, passed on by or submitted to any federal or state agency or commission. The Operating Partnership is acquiring the Membership Interests for its own account, for investment and not with a view to, or for resale in connection with, a distribution thereof, and the Operating Partnership acknowledges that the Membership Interests acquired hereunder cannot be transferred without being registered under the Securities Act or pursuant to a valid exemption therefrom.


                                   ARTICLE V

                       REPRESENTATIONS AND WARRANTIES OF
                       THE LLC REGARDING THE TRANSACTION


           In order to induce Cornerstone and the Operating Partnership to enter into this Agreement and each of the other Acquisition Documents to which they are or shall be a party, and to consummate the transactions contemplated hereby and thereby, the LLC hereby represents and warrants to Cornerstone and the Operating Partnership on and as of the date hereof.

     5.1   Organization and Good Standing.  The Subsidiaries are limited
           ------------------------------
liability companies duly organized, validly existing and in good standing under the laws of North Carolina.

     5.2   Power and Authority.  The LLC and the Subsidiaries have all requisite
           -------------------
limited liability company power and authority to own, operate and lease their properties and to carry on their business as presently conducted by them.

     5.3   Ownership of Interest  The LLC owns all of the Membership Interests
           ---------------------
in the Subsidiaries free and clear of any Liens or other encumbrances which would prevent or otherwise encumber the transfer of the Membership Interests (except for those Liens shown on Schedule 5.3).

     5.4  No Conflicts.  Except as set forth in Schedule 5.4 hereto, neither the
          ------------
execution and delivery by the LLC of this Agreement or the Acquisition Documents to which it is or shall be a party nor the consummation of the transactions contemplated hereby or thereby:

          (a) violates or conflicts with the operating agreements or other organizational documents of the Subsidiaries.

          (b) violates, or conflicts with, or constitutes a default under, or results in a breach of, any term or provision of, or requires any consent (except for those disclosed on Schedule 5.4), authorization or approval under, any term or provision of any Lien, lease, license or other agreement or instrument to which the Subsidiaries are a party or by which any of them or their properties are bound, except to the extent that such circumstance would not reasonably be expected to have or result in a Material Adverse Effect on such Subsidiary or a material adverse effect on the ability of the LLC to consummate the Acquisition and the transactions contemplated in the other Acquisition Documents to which it is a party or to carry out its obligations hereunder or thereunder; or

          (c) legally requires the Subsidiaries to obtain any Consent from, or make any filing with, any Governmental Authority or other Person (except for those disclosed on Schedule 5.4) or (ii) violates any provision of (x) any Applicable Law or (y) any Judgment to which the Subsidiaries are a party or to which any of them or any of their properties are subject.

     5.5  Investments.  Neither the LLC nor the Subsidiaries have granted any
          -----------
Option with respect to any Membership Interest in any of the Subsidiaries to any Person. The Subsidiaries do not have any Investment in any partnership, limited partnership, company, limited liability company or other business entity.

     5.6  Compliance.  Neither the LLC nor the Subsidiaries has taken any
          ----------
actions in violation in any material respect of any provision of its respective Articles of Organization and Operating Agreement. Each of the Subsidiaries has complied in all material respects with all Applicable Law. Neither the LLC nor the Subsidiaries has received any written notice that they are in violation or breach of, or in default under, any provision of any Applicable Law or Judgment, or any license, permit, certificate, authorization or other approval of any Governmental Authority applicable to it except as would not have a Material Adverse Effect on the Subsidiaries.

     5.7  Financial Statements.
          --------------------

          (a)  Attached as Schedule 5.7(a) hereto is a true and complete copy
                           ---------------
               of the balance sheet of each of the Subsidiaries prepared on an income tax basis as of August 31, 2001 (the "Balance Sheet Date"), and the related statements of revenue and expense for the eight months then ended also prepared on an income tax basis (the "Financial Statements"). The Financial Statements have been prepared by management of the LLC, and have not been reviewed or audited by independent public accountants. The Financial Statements present fairly, in all material respects, the financial position and results of operations of the Subsidiaries as of the dates and for the periods indicated on the Financial Statements and are consistent with the form historically used by the LLC.

          (b)  Except as disclosed on Schedule 5.7(b) hereto, the LLC has no
                                      ---------------
               liability which is required by federal income tax law to be reflected or reserved on the Financial Statements other than liabilities so reflected, or liabilities incurred in the ordinary course of business since the Balance Sheet Date (none of which would have a Material Adverse Effect on the LLC and the Subsidiaries, taken as a whole).

     5.8  Operations Since Balance Sheet Date. Since the Balance Sheet Date,
          -----------------------------------
the LLC and the Subsidiaries have conducted business in the ordinary course and in conformity with past practice, except as disclosed on Schedule 5.8.

     5.9  Litigation.  Except as set forth in Schedule 5.9 hereto, there is not
          ----------                          ------------
pending, nor to the Knowledge of the LLC, threatened, nor has the LLC or the Subsidiaries received written notice of, any legal action, suit, investigation, inquiry or proceeding by any Governmental Authority or other Person ("Legal Proceeding") against the LLC or the Subsidiaries which, if decided adversely, would have a Material Adverse Effect on the any of the Subsidiaries.

     5.10 Intellectual Property.  Each Subsidiary owns or has the right to use
          ---------------------
all of its respective Intellectual Property. Schedule 5.10 sets forth a list of all the Intellectual Property that any Subsidiary does not own but has the right to use. Other than as set forth on Schedule 5.10, no consents of any third party are required for the Subsidiaries to use such listed Intellectual Property after the Acquisition. There are no claims pending against any Subsidiary alleging that its use of any Intellectual Property infringes, misappropriates or otherwise violates the intellectual property or other proprietary rights of any Person and, to the Knowledge of the LLC, no Person is infringing upon the respective rights of any Subsidiary in such Intellectual Property.

     5.11 Leases. The Subsidiaries are the lessees of equipment used by the
          ------
Subsidiaries (collectively, the "Leases").  Schedule 5.11 sets forth a true and
                                            -------------
complete list of the Leases.

     5.12 Material Contracts.
          ------------------

          (a)  Schedule 5.12 identifies all of the following to which the
               -------------
               Subsidiaries are parties or by which the Subsidiaries are bound (collectively, "Material Contracts"):

               (i) each purchase order, agreement or commitment obligating the Subsidiaries to purchase any products or services and providing for an aggregate payment of $1,000 or not cancelable on 60 days notice;

               (ii) all agreements relating to the borrowing of money, or liability for the deferred purchase price of property or services (excluding normal and customary trade payables which are not overdue), or any instrument guaranteeing any indebtedness or other liability or any obligation to incur any indebtedness, including any interest rate swap or other agreement affecting or relating to interest payable by the Subsidiary under any of the foregoing agreements;

               (iii) any joint venture, partnership, strategic alliance or other similar arrangement;

               (iv) any guarantee of the obligations of the suppliers, officers, directors or employees of the Subsidiaries;

               (v) any agreement limiting, in any manner, the ability of the Subsidiaries to engage in any business anywhere in the world (including, without limitation, any agreements with m anufacturers or retailers which contain exclusive dealing o r similar provisions);

               (vi) any employment, consulting, management, severance or other similar agreement with any Person;

               (vii) any union, collective bargaining, works council or similar agreement; or

               (viii) any other material contract, agreement, commitment, understanding or instrument providing for payments to or from the Subsidiaries.

          (b) Each Material Contract is the valid and binding obligation of the Subsidiaries, as applicable, enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency moratorium or other laws affecting the enforcement of creditors' rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity). None of the Subsidiaries, or to the Knowledge of the LLC any of the other parties thereto, is in breach or default under (including any circumstances that would result in a breach or default with notice or lapse of time or both) any such Material Contract in any material respect, nor has waived any material provision of any such Material Contract or agreed to do so. Neither the LLC nor the Subsidiaries has received any written notice of breach or default (including any written notice of circumstances that would constitute a breach or default with notice or lapse of time or both) or termination under any Material Contract.

      (c) A true, complete and correct copy of each Material Contract, including each agreement and instrument listed on Schedule 11.3,
                                                             -------------
           has been provided to Cornerstone on or before the Closing Date. All construction contemplated by the agreements and instruments listed on Schedule 11.3 has been completed to the satisfaction of
                     -------------
           the lender thereunder and the loans referenced therein have been fully converted to permanent loans.

5.13  Real Property.
      -------------

      (a)  Schedule 5.13 sets forth a list of all real property owned, leased,
           -------------
           occupied or used by the Subsidiaries (the "Real Property"). All title documents, leases and subleases pursuant to which any of the Real Property is owned, occupied or used are set forth on Schedule 5.13 and such titles, leases and subleases are valid, subsisting, binding and enforceable against the LLC or the Subsidiaries, as applicable, in accordance with their respective terms, and there are no existing breaches of a material provision thereof or defaults thereunder by the LLC or the Subsidiaries, as applicable, or to the Knowledge of the LLC any other parties thereto, or events that with notice or lapse of time or both would constitute defaults thereunder by the LLC or the Subsidiaries, as applicable, and no party under any such contract, lease or sublease has given or received a written notice of termination thereunder.

      (b) All Real Property is appropriately zoned under the applicable zoning ordinances of the city, county and state in which such the Real Property is located for current use and its intended use. To the Knowledge of the LLC, there are no proceedings pending or threatened that could or would cause the change, redefinition, or other modification of the zoning classification, or of other legal requirements applicable to the Real Property or any part thereof, or any property adjacent to the Real Property, or any moratorium that could or would in any way impair the use of the Real Property for the operation of apartment complexes.

      (c) All Real Property that has been constructed, is occupied or has been made available for occupancy is and has been used and operated in compliance in all material respects with the zoning, building, health, toxic and hazardous waste, environmental and other laws, codes, ordinances, regulations, orders and requirements of any Governmental Authority having jurisdiction thereof; and all certificates, licenses, permits, authorizations, consents and approvals required by any such Governmental Authority for the continued use, occupancy and operation of the Real Property have been obtained, except for those the failure to obtain would not have a Material Adverse Effect on the LLC or any of the Subsidiaries.

      (d) All improvements located on the Real Property are in good working order and repair (ordinary wear and tear excepted), free from patent defects and have been completed in all material respects in accordance with all applicable zoning, building, fire, health, pollution, subdivision, environmental protection, waste disposal and other governmental laws, ordinances, codes and regulations.

      (e) All work done or materials furnished by or on behalf of the Subsidiaries for construction of or repairs to the improvements located on the Real Property have been paid for in full and there are no claims, existing or otherwise, or rights to claims for, mechanics', materialmen's or vendors liens with respect to any of the Real Property.

      (f) No tenant has paid rent in advance for more than a month and, except as presented in the Rent Roll, no party has any right to rent-free occupancy or rent reductions or concessions. No tenant is in default under their lease (as to rent or otherwise), except for such defaults which would not individually or in the aggregate have a Material Adverse Effect on any of the Subsidiaries. Each lease is in full force and effect, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity. The landlord under the leases is not required to render any services to any tenant except as specifically provided in the leases. There are no parties in possession of the Real Property or entitled to possession thereof other than the Subsidiaries and tenants under the leases listed on Schedule 5.13.

      (g) Neither the LLC nor the Subsidiaries has received any notice or has Knowledge of any pending or threatened condemnation or eminent domain proceedings which would affect any of the Real Property.

      (h) The Real Property has adequate legal access to public roads and all buildings and other improvements are located entirely within the boundary lines of the Real Property. There are no encroachments on the Real Property and no portion of the Real Property is located within any Special Flood Hazard Area designated by the U.S. Department of Housing and Urban Development, or in any area similarly designated by any other Governmental Authority having jurisdiction thereof.

      (i) To the Knowledge of the LLC, there are no unpaid special assessments affecting the Real Property and notice has not been received of any special improvements to be made for the benefit of any of the Real Property or requiring the construction of or repairs to any public rights of way contiguous to any of the Real Property.

      (j) To the Knowledge of the LLC, (i) there are no "hazardous substances" (as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S)9601 et seq., as amended) at the

           Real Property; (ii) there has been no release or threat of release of any such hazardous substance; (iii) the Real Property is not subject to regulation by any Governmental Authority as a result of the presence of (A) stored, leaked or spilled petroleum products, (B) underground storage tanks, (C) an accumulation of rubbish, debris or other solid waste, or because of the presence, release, threat of release, discharge, storage, treatment, generation or disposal of any "hazardous waste" (as defined in the Resource Conservation and Recovery Act, 42 U.S.C. (S)6901 et. seq., as amended), or "toxic substance" (as defined in the Toxic Substance Control Act, 15 U.S.C.
           (S)2601 et seq., as amended), including without limitation asbestos and items or equipment containing polychlorinated biphenyls (PCBs) in excess of 50 parts per million; (iv) no environmental conditions exist on the Real Property that either (X) requires the owner to report such condition to any authority or agency of the states in which the Real Property is located or (Y) requires the owner of the Real Property to make a notation of such condition in any public records or conveyancing instrument upon the conveyance of the Real Property; and (v) no condition exists that is or may be characterized by any Governmental Authority as an actual or potential danger to the environment or public health.

      (k) To the Knowledge of the LLC, there are no material patent or latent defects in the Real Property or any part thereof.

      (l) Each Subsidiary owns fee simple title to its respective Real Property, free and clear of all Liens, except Permitted Liens and free and clear of encumbrances and other matters of title except as shown on Schedule 5.13(1).
                    ----------------

      (m) There are no pending litigation actions, suits, proceedings or claims with respect to any aspect of the Real Property nor, to the Knowledge of the LLC, have any such actions, suits, proceedings or claims been threatened or asserted.

      (n) All utilities (including, without limitation, water, storm and sanitary sewer, gas, electricity and telephone) are available on the Real Property through private easements or dedicated public easements in capacities sufficient to serve and operate each project. Private drives located upon the Real Property and appurtenant easements have been completed and connect to public roads.

5.14  Title to Personal Property and Related Matters.
      ----------------------------------------------

      (a) Each Subsidiary has good and marketable title to and possession of all tangible and intangible personal property identified on such Subsidiary's Balance Sheet, free and clear of all Liens, except for Permitted Liens.

           (b) All of the tangible personal property owned or leased by the Subsidiaries is in good operating condition and repair (ordinary wear and tear excepted), is free from significant defects of workmanship or material and is usable and adequate for the operations of the business of the Subsidiaries, and requires no more repair, replacement and rehabilitation than is normal in the LLC's industry. All titles, leases and subleases pursuant to which any such property is owned or leased are valid, subsisting, binding and enforceable against the Subsidiaries, as applicable, in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity) and there are no existing breaches of a material provision thereof or defaults thereunder by the Subsidiaries, or to the Knowledge of the LLC any of the other parties thereto, or events that with notice or lapse of time or both would constitute defaults thereunder by the Subsidiaries, or to the Knowledge of the LLC any of the other parties thereto, and no party under any such contract, lease or sublease has given or received a written notice of termination thereunder.

     5.15  Governmental Permits.  Schedule 5.15 hereto contains a list of all
           --------------------   -------------
franchises, licenses, permits, certificates, authorizations, rights and approvals of Governmental Authorities (collectively, "Governmental Permits") held by the Subsidiaries in connection with the operation of its business. Each Governmental Permit held by the Subsidiaries has been duly and validly issued and is in full force and effect, and neither the LLC or the Subsidiaries has received any written notice that any proceeding to revoke, cancel, encumber or adversely affect in any manner any such Governmental Permit listed on
Schedule 5.15 has been initiated or is threatened.  Other than the Governmental
-------------
Permits set forth on Schedule 5.15, no other Governmental Permits are necessary
                     -------------
to continue to conduct business in the manner currently conducted.

     5.16  Taxes and Tax Returns.
           ---------------------

           (a) The LLC and the Subsidiaries have timely filed all of their United States, Federal and state tax returns required to be filed by them as of the date hereof (or have timely filed for extensions with the appropriate taxing authorities with respect to such tax returns). The LLC and the Subsidiaries have paid or made provision for the payment of all taxes, including any interest, penalty or addition thereto (whether or not such taxes are required to be shown on such tax returns), except where payment of any such taxes is being contested in good faith by appropriate proceedings.

           (b) There is no audit or examination now pending, with respect to which the owner of the LLC, the LLC or the Subsidiaries has been notified in writing, regarding any material tax returns, the failure to file any material tax returns, or any material tax liability of any of the following: (i) LLC,

           (ii) the Subsidiaries, or (iii) the owner of the LLC if such item is related to the LLC or the Subsidiaries. None of the owner of the LLC, the LLC or the Subsidiaries has waived any statute of limitations in respect of any material taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

      (c) All taxes required to be deposited, withheld or collected have been so deposited, withheld or collected, and such deposit, withholding or collection has either been paid to the respective governmental agencies or set aside in accounts for such purpose or secured and reserved against and entered on the LLC's or the Subsidiaries' financial statements.

      (d) There are no Liens for taxes on any properties or assets of the Subsidiaries (other than Liens for taxes which are not yet due and for which adequate reserves have been made on the Financial Statements).

      (e) Neither the LLC nor the Subsidiaries is a party to or bound by or obligated under any tax sharing, tax benefit or similar agreement.

5.17  Employees.
      ---------

      (a)  Except as described on Schedule 5.17, the Subsidiaries have no
                                  -------------
           employees and are not a party to any written or oral employment contract, agreement, commitment or arrangement.

      (b) None of the Subsidiaries is a party to or subject to (i) any labor union or collective bargaining agreement with respect to any of its employees or any representative of any such employees, (ii) any material labor or employment dispute, and (iii) to the Knowledge of the LLC, no labor union or bargaining agent or representative holds bargaining rights with respect to any of the Subsidiaries' employees or to the Knowledge of the LLC and the Subsidiaries, has applied or indicated an intention to apply to be elected, recognized or certified as the bargaining agent of any of their employees.

5.18  Employee Benefit Matters.
      ------------------------

      (a) Neither the LLC nor the Subsidiaries maintain or contribute to or have any obligation or liability to or with respect to any employee benefit plans, programs, arrangements or employment contracts, bonus arrangements, stock option, incentive plans or other benefit plans or practices, including employee benefit plans within the meaning set forth in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other similar material arrangements for the provision of benefits (including any "Multi-employer Plan" within the meaning of Section 3(37) of ERISA or a "Multiple Employer Plan" within the meaning of Section 413(c) of the Code) (such plans, programs, arrangements or practices of the LLC and its Subsidiaries being referred to as the "Employee Plans").

           (b) Neither the LLC nor the Subsidiaries are obligated to pay separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement or solely as a result of a "change in control," as contemplated by Section 280G of the Code.

     5.19  Insurance.  Schedule 5.19 hereto sets forth a list of all policies or
           ---------   -------------
binders of insurance maintained, owned or held by the LLC and the Subsidiaries covering the Subsidiaries which are in effect. Such policies and binders are in full force and effect and all premiums required to be paid thereunder on or prior to the date hereof have been paid and all such premiums required to be paid on or prior to the Closing Date shall have been paid on or prior to such date. The LLC and the Subsidiaries have complied in all material respects with each of such insurance policies and binders. Neither the LLC nor the Subsidiaries have received any written notice of cancellation or nonrenewal of any such policy or binder.

     5.20  Bank Accounts. Schedule 5.20 hereto sets forth the name of all bank
           -------------  -------------
accounts, lock-boxes, safe deposit boxes, money market funds, certificates of deposit, stocks, bonds, notes and other securities in the name of or owned or controlled by the Subsidiaries and the names of all persons authorized to draw thereon or to have access thereto. None of the Subsidiaries has granted a power of attorney in favor of any Person.

     5.21  Environmental Laws.  Except as set forth in Schedule 5.21, (i) none
           ------------------                          -------------
of the Subsidiaries' operations are in violation of or delinquent under any Environmental Laws in any material respect, nor is there any consent decree, consent order, fine or penalty, or similar document relating to any violations of any Environmental Law to which the LLC or the Subsidiaries are a party relating to any property or facility currently or previously owned, leased or operated by the Subsidiaries; (ii) to the Knowledge of the LLC, there are no circumstances or conditions existing that would prevent or interfere with carrying on the business of the Subsidiaries as it is currently conducted in compliance with Environmental Laws; (iii) the Subsidiaries have obtained all material Permits required to be obtained by them under all Environmental Laws; and (iv) there is no Environmental Claim related to or arising out of the Subsidiaries' past or present operations pending or, to the Knowledge of the LLC and the Subsidiaries, threatened against any of the Subsidiaries, their assets, properties, facilities or businesses and the LLC and the Subsidiaries have not received a request for information under the Environmental Laws.

     5.22  Miscellaneous.
           -------------

           (a) The LLC and the Subsidiaries are residents of the United States pursuant to the Code.

           (b) The Subsidiaries have not guaranteed the obligations of the LLC to any third party except as will be released at Closing.

           (c) Schedule 5.22(c) sets forth a true and complete list of all warranties in favor of the Subsidiaries with respect to improvements located on the Real

                Property or tangible personal property of the Subsidiaries, all of which warranties are in full force and effect.

     5.23  Full Disclosure. None of the representations and warranties of the
           ---------------
LLC made in this Article contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                  ARTICLE VI

                                   COVENANTS

     6.1   Access and Information.  Subject to the provisions of this Section
           ----------------------
6.1, from the date hereof until the Closing Date, or if earlier, the date of termination of this Agreement pursuant to Article X, the LLC and the Subsidiaries shall to afford to the Operating Partnership and to the Operating Partnership's officers, employees, accountants, counsel, lenders and other authorized representatives reasonable access, upon reasonable notice to the LLC and the Subsidiaries, to their facilities, properties, books and records during normal business hours for the purpose of making such investigations as the Operating Partnership shall reasonably desire in connection with the completion of the transactions contemplated hereby.

     6.2   Supplemental Information.  From time to time prior to the Closing
           ------------------------
Date, the LLC and the Subsidiaries will promptly advise Operating Partnership if any matter arises hereafter which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in this Agreement or the Schedules, or if it becomes necessary to correct any information in any such Schedule which has become inaccurate.

     6.3   Further Assurances.  Consistent with the terms and conditions hereof,
           ------------------
each party hereto will execute and deliver such instruments and take such other actions as the other parties hereto may reasonably require or request in order to carry out this Agreement and the other Acquisition Documents and the transactions contemplated hereby and thereby and use commercially reasonable efforts to cause the conditions precedent to the Closing to occur and/or not fail to occur.

     6.4   Conduct of Business Prior to the Closing Date.  The LLC and the
           ---------------------------------------------
Subsidiaries agree that from the date hereof and prior to the Closing Date, and except (i) as set forth in Schedule 6.4 hereto, (ii) otherwise consented to or
                           ------------
approved by an authorized officer of the Operating Partnership (such consent or approval not to be unreasonably withheld) or (iii) as required by this
Agreement:

           (a) the business of the LLC and the Subsidiaries shall be conducted in the ordinary course;

           (b) no change shall be made in the Articles of Organization or Operating Agreements of the Subsidiaries;

          (c) neither the LLC nor the Subsidiaries shall enter into nor terminate, amend, release or modify any Material Contract concerning the operations or assets of the Subsidiaries;

          (d) neither the LLC nor the Subsidiaries will take, agree to take, or do anything in the conduct of its business which would be contrary to or in material breach of any of the terms or provisions of this Agreement, or which would cause any of the representations of the LLC or the Subsidiaries contained herein to be or become untrue in any material respect or which would result in a Material Adverse Effect to any of the Subsidiaries; and

          (e) Except for the indebtedness set forth on Schedule 6.4(e), the Subsidiaries shall not incur any indebtedness for borrowed money, prepay any outstanding indebtedness for borrowed moneys on a "term loan" basis (except for scheduled payments or required pre-payments of outstanding debt), or adopt or agree to adopt any new employee benefit plan except as required by applicable law or terminate the employment or contract of any employee or contractor or accrue any liability beyond the Closing Date for severance.

     6.5  Consents. Following the execution hereof, the LLC and the Subsidiaries
          --------
shall use commercially reasonable efforts to obtain all Consents prior to the Closing Date including those shown on Schedule 6.5. Cornerstone and the Operating Partnership shall use commercially reasonable efforts to assist the LLC and the Subsidiaries in obtaining all Consents prior to the Closing Date.
In addition, Cornerstone and the Operating Partnership shall take all commercially reasonable actions to cause the lenders to the Subsidiaries to release all guarantors or "key principals" of indebtedness shown in Schedule
11.3. Notwithstanding any provisions in this Agreement to the contrary, nothing in this Agreement will be deemed to constitute a transfer or attempted transfer of any Governmental Permit or contract which by its terms or under Applicable Law requires the Consent of a third party (including, without limitation, a Governmental Authority) unless such Consent shall have been obtained.

     6.6  Public Announcements.
          --------------------

          (a) The Operating Partnership and the LLC and the Subsidiaries shall not, and shall each cause their respective managers, managing partners, officers, employees and other authorized representatives not to, prior to the Closing Date, issue any press release or make any other public disclosure or announcement or otherwise make any disclosure to any third Persons, except those Persons set forth on Schedule 6.6, concerning the
                                          ------------
               transactions contemplated by this Agreement or the terms and provisions hereof.

          (b) Should any press release or other public disclosure be required to be made, then the party required to make such release or disclosure shall not make such release or disclosure without first using its commercially reasonable efforts to obtain the prior consent of the other parties hereto as to both the timing and content of such press release or public disclosure, which consent shall not be unreasonably withheld.

     6.7  Tax Matters.  The following provisions shall govern the allocation of
          -----------
responsibility between the Operating Partnership and the LLC and the Subsidiaries for certain tax matters following the Closing Date:

          (a) The LLC and the Subsidiaries will include the income of the LLC and the Subsidiaries on the LLC's federal income tax return and corresponding state tax returns for all periods through the Closing Date and pay any federal and state income taxes attributable to such income. The LLC and the Subsidiaries will furnish tax information to Operating Partnership for inclusion in Operating Partnership's federal income tax return for the period that includes the Closing Date in accordance with the LLC's past custom and practice. The owner of the LLC and the LLC will take no position on such returns that would adversely affect the Operating Partnership after the Closing Date.

          (b) The LLC agrees to indemnify the Operating Partnership for any additional tax owed by the Subsidiaries (including tax owed by Subsidiaries due to this indemnification payment) resulting from any transactions not in the ordinary course of business occurring on or before the Closing Date and any additional tax arising from any action taken by or at the direction of the LLC.

          (c) The income (loss) of the LLC and the Subsidiaries shall be apportioned to the period up to and including the Closing Date by closing the books of the Subsidiaries as of the Closing Date.

     6.8  Resignations of Managers and Officers.  At the Closing, the
          -------------------------------------
Subsidiaries shall cause the resignations of all Managers and Officers of the Subsidiaries as requested by the Operating Partnership. Concurrent with the Closing, Cornerstone shall offer employment to all of the on-site managers listed in Schedule 6.8. Such managers who elect to become employees of Cornerstone shall be deemed to have become employees of Cornerstone as of the time the Closing becomes effective contingent, to the extent permitted by law, upon successful completion after Closing of Cornerstone's standard conditions precedent to employment, including without limitation, Cornerstone's drug and alcohol testing.. At the Closing, the Operating Partnership will be entitled to ownership and possession of all the records of the Subsidiaries, including in particular, but without limitation, their minute books, corporate seals, if any, financial and tax records, intellectual property records, employee information, leases, material contracts and all records relating to litigation matters.

     6.9  Registration.
          ------------

          (a) Before the date on which the Operating Partnership Units may be converted into shares of Cornerstone pursuant to the Limited Partnership Agreement (the "Conversion Date"), Cornerstone shall file a Registration

               Statement on Form S-3 (the "Registration Statement") under the Securities Act with respect (i) to issuance of any such shares on conversion of the Operating Partnership Units and (ii) resales by the LLC of such shares. Cornerstone shall use its reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable after the filing thereof. Cornerstone shall promptly prepare and file any amendments (including post-effective amendments) and supplements to the Registration Statement and to the prospectus included therein (the "Prospectus") as may be necessary to keep the Registration Statement continuously current and effective and to comply with the provisions of the Securities Act and the rules and regulations promulgated thereunder with respect to the disposition of the shares (the "Registered Shares") covered by such registration statement for the period required to effect the distribution of the Registered Shares, provided that such obligation shall expire when such shares may be sold by the LLC pursuant to Rule 144(k) under the Securities Act. The LLC shall furnish to Cornerstone such information regarding itself and the distribution of the Registered Shares covered by the Registration Statement as Cornerstone may from time to time reasonably request in writing and as shall be required under the Securities Act.

          (b) Cornerstone shall notify the LLC and confirm such advice in writing (i) when the filing of any post-effective amendment to the Registration Statement or supplement to the Prospectus is required, when the same is filed and, in the case of the Registration Statement and any post-effective amendment, when the same becomes effective, (ii) of any request by the Securities and Exchange Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and (iii) of the entry of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, and, if such stop order shall be entered, Cornerstone shall use its best efforts promptly to obtain the lifting thereof.

          (c) Cornerstone shall furnish to the LLC, at Cornerstone's expense, such number of copies of the final Prospectus and of each post-effective amendment or supplement thereto, as may reasonably be required in order to facilitate the disposition of the Registered Shares in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder, but only while Cornerstone is required under the provisions hereof to cause the Registration Statement to remain effective.

          (d) Cornerstone shall use its best efforts to register or qualify such shares under such other securities or "blue sky" laws of such jurisdictions as the LLC reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the LLC to consummate the disposition in such jurisdictions of the Registered Shares

                (provided that Cornerstone shall not be required to (i) qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this Section 6.9,
                (ii) subject itself to taxation in any such jurisdiction, or
                (iii) consent to general service of process in any such jurisdiction).

           (e) Cornerstone shall take all steps necessary to enable the LLC to avail itself of the prospectus delivery mechanism set forth in Rule 153 under the Securities Act or any successor thereto.

           (f) If any event, fact or circumstance requiring an amendment to the Registration Statement or a supplement to the Prospectus shall exist, Cornerstone shall, upon becoming aware thereof, promptly so notify the LLC and prepare and furnish to the LLC, and file with the Securities and Exchange Commission, a post-effective amendment to the Registration Statement or a supplement to the Prospectus or any document incorporated by reference therein, or file any other required document, so that, as thereafter delivered to the purchasers of Registered Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     6.10  Indemnification and Contribution with Respect to the Registration
           -----------------------------------------------------------------
Statement.
---------
           (a)  By Cornerstone.  In connection with the registration under the
                --------------
                Securities Act of the Registered Shares for resale pursuant to
                Section 6.9, Cornerstone shall indemnify and hold harmless the LLC against any losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) ("Losses"), to which it may become subject, under the Securities Act or otherwise, but only to the extent such Losses arise out of or are based upon (1) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in the Registration Statement, in any preliminary Prospectus (if used prior to the effective date of the Registration Statement) or in any final Prospectus or in any post-effective amendment or supplement thereto (if used during the period Cornerstone is required to keep the Registration Statement effective) including any document incorporated therein by reference (the "Disclosure Documents"), or (2) any omission or alleged omission to state in any of the Disclosure Documents a material fact required to be stated therein or necessary to make the statements made therein not misleading, or (3) any violation of any federal or state securities laws or rules or regulations thereunder committed by Cornerstone in connection with the performance of its obligations under Section 6.9; and Cornerstone will reimburse the LLC for all legal and other expenses reasonably incurred by it in investigating or defending against any such claims, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality with respect to any offering of Registered Shares for resale pursuant to Section 6.9, including any amounts paid in settlement of any action, suit, arbitration, proceeding, litigation or investigation (collectively "Litigation"), commenced or threatened, provided, however, that Cornerstone shall not be liable to an indemnified party in any such case to the extent that any such Losses arise out of or are based upon
                (i) an untrue statement or omission or alleged omission made in any such Disclosure Documents in reliance upon and in conformity with written information furnished to Cornerstone by the LLC for use therein, or (ii) the use of any Prospectus after such time as Cornerstone has advised the LLC in writing that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or the use of any Prospectus after such time as the obligation of Cornerstone to keep the same current and effective has expired.

           (b)  By LLC.  In connection with the registration under the
                ------
                Securities Act of the Registered Shares for resale pursuant to
                Section 6.9, the LLC shall indemnify and hold harmless Cornerstone, each of its directors, each of its officers who have signed the Registration Statement, and each other person, if any, who controls Cornerstone within the meaning of Section 15 of the Securities Act against any Losses to which such indemnified party may become subject under the Securities Act or otherwise, but only to the extent such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any of the Disclosure Documents or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to Cornerstone by or on behalf of the LLC for use therein; (ii) the use by or on behalf of the LLC of any Prospectus after such time as Cornerstone has advised the LLC in writing that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or after such time as the obligation of Cornerstone to keep the Registration Statement effective and current has expired, or
                (iii) any information given or representation made by or on behalf of the LLC in connection with the resale of Registered Shares which is not contained in and not in conformity with the Prospectus (as amended or supplemented at the time of the giving of such information or making of such representation); and the LLC shall reimburse each such indemnified party for all legal and other expenses reasonably incurred by such party in investigating or defending against any such claims, whether or not resulting in any liability, or in connection with any investigation or proceeding by any governmental agency or instrumentality relating to any such claims with respect to any offering of the Registered Shares pursuant to Section 6.9, including any amounts paid in settlement of any Litigation, commenced or threatened.

           (c)  Notice.  If a third party commences any action or proceeding
                ------
                against an indemnified party related to any of the matters subject to indemnification under Section 6.10(a) or (b) hereof, such indemnified party shall promptly give notice to the indemnifying party in writing of the commencement thereof, but failure so to give notice shall not relieve the indemnifying party from any liability which it may have hereunder unless the indemnifying party is prejudiced thereby.

           (d)  Control of Defense.  The indemnifying party shall be entitled to
                ------------------
                control the defense or prosecution of such claim or demand in the name of the indemnified party, with counsel satisfactory to the indemnified party, if it notifies the indemnified party in writing of its intention to do so within 30 days of its receipt of the notice from the indemnified party, subject, however, to the right of the indemnified party to participate therein through counsel of its own choosing, which participation shall be at the indemnified party's expense; provided, however, that if (i) the indemnified party shall have reasonably concluded that there are likely to be defenses available to it that are different from or additional to those available to the indemnifying party, or (ii) the indemnifying party shall fail vigorously to defend or prosecute such claim or demand within a reasonable time then in either case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party and the indemnified shall have the right to employ separate counsel at the indemnifying party's expense and to control its own defense of such action. Whether or not the indemnifying party chooses to defend or prosecute such claim, the parties hereto shall cooperate in the prosecution or defense of such claim and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be requested in connection therewith.

           (e)  Contribution.  If the indemnification provided for in
                ------------
                subsections (a) or (b) of this Section 6.10 is unavailable to or insufficient to hold the indemnified party harmless under subsections (a) or (b) above in respect of any Losses referred to therein for any reason other than as specified therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) Cornerstone or the LLC and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the Losses referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (f)  Limitation of Liability of the LLC.  The indemnification
                ----------------------------------
                obligation under Section 6.10(b), and the contribution obligation under Section 6.10(d), of the LLC shall be limited to the amount of net proceeds received by the LLC upon the resale of Registered Shares under the Registration Statement.

           (g)  Application.  The provisions of Article IX shall not be
                -----------
                applicable to Section 6.9 and this Section 6.10.


     6.11  Financial Information.  LLC acknowledges that Cornerstone is a public
           ---------------------
entity and that it may be required to furnish financial statements to the Securities and Exchange Commission in connection with the Acquisition. LLC agrees to make the information available for Cornerstone to audit the last 12 months of operation of the Subsidiaries so that a report can be generated that is in compliance with accounting Regulation S-X of the Securities and Exchange Commission.

                                  ARTICLE VII
                       CLOSING CONDITIONS AND DELIVERIES

     7.1   Conditions to the Operating Partnership's Consummation of the
           -------------------------------------------------------------
Acquisition.  The obligation of the Operating Partnership to consummate the
-----------
Acquisition shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, each of which may be waived by the Operating Partnership:

           (a) Each of the representations and warranties of the LLC and the Subsidiaries contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date, except for those representations and warranties which address matters only as of a particular date (which shall be correct in all material respects as of such date).

           (b) Each of the obligations of the LLC and the Subsidiaries to be performed by it on or before the Closing Date pursuant to the terms of this Agreement, shall have been duly performed and complied with in all material respects.

           (c)  All Consents shall have been obtained.

           (d) No Judgment prohibiting the transactions contemplated by this Agreement or the other Acquisition Documents shall have been entered by a Governmental Authority with proper jurisdiction which remains in effect, and no Legal Proceeding shall have been instituted by any Governmental Authority challenging this Agreement or the Acquisition or the other transactions contemplated by this Agreement or the other Acquisition Documents.

           (e) The LLC shall have duly executed and delivered the Operating Partnership Agreement in substantially the form attached as Exhibit A.

           (f) The LLC and the Subsidiaries shall have tendered to the Operating Partnership all documents which the LLC and the Subsidiaries is required by Section 6.8 to deliver to the Operating Partnership.

           (g) The LLC and the Subsidiaries shall have tendered to the Operating Partnership all documents and the Membership Interest required by Section 2.1.

           (h) A rent roll (the "Rent Roll") certified by the LLC to be true and correct in all material respects as of the date of closing showing the name of, and the amount of monthly rental payable, by each tenant of the Real Property, the apartment occupied by the tenant, the date to which rent has been paid, any advance payment of rent, and the amount of any escrow, or security deposit of the tenant.

     7.2 Conditions to the LLC's Consummation of the Acquisition. The obligation of the LLC to consummate the Acquisition shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, each of which may be waived by the LLC:

           (a) Each of the representations and warranties of Cornerstone and the Operating Partnership contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date.

           (b) Each of the obligations of Cornerstone and the Operating Partnership to be performed by it on or before the Closing Date pursuant to the terms of this Agreement, shall have been duly performed and complied with in all material respects.

           (c)  All Consents shall have been obtained.

           (d) No Judgment prohibiting the transactions contemplated by this Agreement or the other Acquisition Documents shall have been entered by a Governmental

                Authority with proper jurisdiction which remains in effect, and no Legal Proceeding shall have been instituted by any Governmental Authority challenging this Agreement or the Acquisition or the other transactions contemplated by this Agreement or the other Acquisition Documents.

           (e) Cornerstone shall have duly executed and delivered the Operating Partnership Agreement in substantially the form attached as Exhibit A.

           (f) The Operating Partnership shall have tendered to the LLC all documents and the Operating Partnership Units required by
                Section 2.2.

                                 ARTICLE VIII

                                    CLOSING
     8.1   Closing.  The Closing shall take place on the Closing Date as set
           -------
forth in Section 2.3. The Closing shall be held at the offices of the McGuireWoods LLP, or any other place the Operating Partnership and the LLC shall mutually agree. At the Closing, each of the parties shall take all action and deliver all documents, instruments, certificates, agreements and other items as required under this Agreement in order to perform, fulfill and observe all covenants, conditions and agreements on its part to be performed, fulfilled and observed at or prior to the Closing Date (and not theretofore accomplished) and cause all conditions precedent to the other party's obligations hereunder to be satisfied in full.

     8.2   Closing Documents.
           -----------------

           (a) At the Closing, the LLC shall deliver to the Operating Partnership all of the following:

                (i) the Membership Interests, together with duly executed instruments of assignment and transfer;

                (ii) a certificate from or on behalf of the LLC certifying that the conditions set forth in Section 7.1 have been satisfied by the LLC;

                (iii) written resignations (as contemplated in Section 6.8) from the managers, officers and other employees of the Subsidiaries that are requested by the Operating Partnership; and

                (iv) The resolutions of the LLC granting the Membership Interest to the Operating Partnership.

           (b) At the Closing, the Operating Partnership shall deliver to the LLC the following:

                (i) a certificate from the Operating Partnership certifying that the conditions set forth in Section 7.2 have been satisfied by the Operating Partnership; and

                (ii) The resolutions of the Operating Partnership, together with duly executed instruments of assignment and transfer, granting the Operating Partnership Units to the LLC.

                                  ARTICLE IX

                                INDEMNIFICATION

     9.1  Indemnification of Operating Partnership.  The LLC hereby agrees to
          ----------------------------------------
indemnify, defend and hold harmless Cornerstone, the Operating Partnership and the Operating Partnership Subsidiaries and their managers, officers, employees, independent contractors, agents, successors and assigns (collectively, the "Operating Partnership Parties") from and against any and all liabilities, losses, costs or expenses which any of the Operating Partnership Parties may suffer or for which any of the Operating Partnership Parties may become liable and which are based on, the result of, arise out of or are otherwise related to any of the following:

          (a) any inaccuracy or misrepresentation in, or breach of any representation or warranty of the LLC contained in this Agreement or schedules hereto or any certificate furnished by the LLC or the Subsidiaries pursuant to this Agreement;

          (b) any breach or failure of the LLC to perform any covenant or agreement required to be performed by the LLC or the Subsidiaries pursuant to this Agreement (except with respect to Section 6.9 and Section 6.10);

          (c) all liabilities of the Subsidiaries that relate to or arise out of the assets, business, operations, conduct or employees of the Subsidiaries relating to or accruing out of occurrences prior to the Closing Date; and

          (d) any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees (collectively, "Related Expenses"), incident to any of the foregoing (collectively, "Operating Partnership Indemnifiable Claims").

     9.2  Indemnification of LLC.  Cornerstone and the Operating Partnership
          ----------------------
each hereby agree to indemnify, defend and hold harmless the LLC and its owners, managers, officers, employees, independent contractors, agents, successors and assigns (collectively, the "LLC Parties") from and against any and all liabilities, losses, costs or expenses which any of the LLC Parties may suffer or for which any of the LLC Parties may become liable and which are based on, the result of, arise out of or are otherwise related to any of the following:

          (a) any inaccuracy or misrepresentation in, or breach of any representation or warranty of Cornerstone or the Operating Partnership contained in this Agreement or any schedule hereto or any certificate furnished by Cornerstone or the Operating Partnership pursuant to this Agreement;

          (b) any breach or failure of Cornerstone or Operating Partnership to perform any covenant or agreement required to be performed by Operating Partnership pursuant to this Agreement (except with respect to Section 6.9 and Section 6.10); and

          (c) any and all Related Expenses incident to any of the foregoing (collectively, "LLC Indemnifiable Claims").


     9.3  Third Party Claims. The obligation of an indemnifying party to
          ------------------
indemnify another party to this Agreement under the provisions of this Article with respect to claims resulting from the assertion of liability by Persons not parties to this Agreement (including governmental claims for penalties, fines and assessments) shall be subject to the following terms and conditions:

          (a) The indemnified party shall give prompt written notice to the indemnifying party of any assertion of liability by a third party which might give rise to a claim for indemnification, which notice shall state the nature and basis of the assertion and the amount thereof, to the extent known, provided, however, that no delay on the part of the indemnified party in giving notice shall relieve the indemnifying party of any obligation to indemnify unless (and then solely to the extent that) the indemnifying party is prejudiced by such delay.

          (b) If any action, suit or proceeding (a "Legal Action") is brought against an indemnified party with respect to which the indemnifying party may have an obligation to indemnify, the Legal Action shall be defended by the indemnifying party and such defense shall include all proceedings and appeals which counsel for the indemnified party shall reasonably deem appropriate.

          (c) Notwithstanding the provisions of the previous subsection of this Article, until the indemnifying party shall have assumed the defense of any such Legal Action, the defense shall be handled by the indemnified party. Furthermore, (i) if the indemnified party shall have reasonably concluded that there are likely to be defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party;
               (ii) if the indemnifying party fails to provide the indemnified party with evidence reasonably acceptable to the indemnified party that the indemnifying party has sufficient financial resources to defend and fulfill its indemnification obligation with respect to the Legal Action; (iii if the Legal Action involves other than money damages and seeks injunctive or other equitable relief; or (iv) if a judgment against the indemnified party will, in the good faith opinion of the indemnified party, establish a custom or precedent which will be materially adverse to the best interests of its continuing business, the indemnifying party shall not be entitled to assume the defense of the Legal Action and the defense shall be handled by the indemnified party. If the defense of the Legal Action is handled by the indemnified party under the provisions of this subsection, the indemnifying party shall pay all legal and other expenses reasonably incurred by the indemnified party in conducting such defense.

          (d) In any Legal Action initiated by a third party and defended by the indemnifying party (i) the indemnified party shall have the right to be represented by advisory counsel and accountants, at its own expense, (ii) the indemnifying party shall keep the indemnified party fully informed as to the status of such Legal Action at all stages thereof, whether or not the indemnified party is represented by its own counsel, (iii) the indemnifying party shall make available to the indemnified party, and its attorneys, accountants and other representatives, all books and records of the indemnifying party relating to such Legal Action and (iv) the parties shall render to each other such assistance as may be reasonably required in order to ensure the proper and adequate defense of the Legal Action.

          (e) In any Legal Action initiated by a third party and defended by the indemnifying party, the indemnifying party shall not make any settlement of any claim without the written consent of the indemnified party, which consent shall not be unreasonably withheld. Without limiting the generality of the foregoing, it shall not be deemed unreasonable to withhold consent to a settlement involving injunctive or other equitable relief against the indemnified party or its assets, employees or business, or relief which the indemnified party reasonably believes could establish a custom or precedent which will be adverse to the best interests of its continuing business.

     9.4  Limitation on Indemnities.
          -------------------------

          (a) Any provision of this Agreement to the contrary notwithstanding, no claim for indemnification by an indemnified party against an indemnifying party pursuant to this Article IX for any inaccuracy or misrepresentation in, or breach of any representation or warranty shall be valid and capable of assertion unless and until the aggregate amount of all claims against the indemnifying party exceeds $75,000 (the "Basket Amount"), but then the indemnified party may seek indemnification for the full amount of such claims.

          (b) Any provision of this Agreement to the contrary notwithstanding, the maximum amount for which an indemnifying party may be liable to the indemnified party hereunder for any inaccuracy or misrepresentation in, or breach of any representation or warranty shall not exceed, in the aggregate, the sum of $10,601,143 ("Cap Amount").

          (c) Notwithstanding anything to the contrary herein, no indemnified party shall be subject to the Basket Amount or the Cap Amount in seeking indemnification from an indemnifying party involving fraud or willful or intentional misrepresentations.

          (d) In the event that the LLC is the indemnifying party hereunder, the LLC shall have the option of transferring Operating Partnership Units to the Operating Partnership in partial or complete satisfaction of claims. The parties shall seek to treat any such claim which is satisfied through the transfer of Operating Partnership Units as a unit adjustment rather than a separate independent taxable event.

     9.5  Survival.   The representations and warranties of Cornerstone and the
          --------
Operating Partnership in Article III and the LLC in Articles IV and V hereof shall survive for a period of 36 months after the Closing Date, except that the representations and warranties of the LLC in Sections 3.2, 3.3, 3.5, 5.3, 5.13(l) and 5.14(a) shall survive indefinitely and the representations and warranties of the LLC in Sections 5.16 and 5.21 shall survive for the applicable statute of limitations.


                                   ARTICLE X

                                  TERMINATION

     10.1 Termination Events.  This Agreement may be terminated and the
          ------------------
transactions contemplated hereby may be abandoned:

          (a) At any time, by the mutual written agreement of the Operating Partnership and the LLC;

          (b) By either the Operating Partnership or the LLC, upon written notice to the other, if the conditions to its obligations set forth in Sections 7.1 and 7.2, respectively, shall not have been satisfied or waived on or before the Drop Dead Date for any reason other than a breach or default by such terminating party of its respective covenants, agreements or other obligations hereunder, or any of its representations or warranties herein not being true and accurate when made or when otherwise required by this Agreement to be true and accurate in all material respects;

          (c) By the Operating Partnership by reason of a material breach or default by the LLC under this Agreement and provided that the Operating Partnership has not materially breached or defaulted hereunder and has performed or stands ready, willing and able to perform, its obligations under this Agreement in all material respects; provided that, if the breach or default by the LLC is capable of being cured, the LLC shall have had 30 days following notice of such breach or default to cure, and such breach or default shall not have been cured; or

           (d) By the LLC by reason of a material breach or default by the Operating Partnership under this Agreement and provided that the LLC has not materially breached or defaulted hereunder and has performed or stands ready, willing and able to perform, its obligations under this Agreement in all material respects; provided that, if the breach or default by the Operating Partnership is capable of being cured, the Operating Partnership shall have had 30 days following notice of such breach or default to cure, and such breach or default shall not have been cured.

     10.2  Manner of Exercise. In the event of the termination of this Agreement
           ------------------
by either the Operating Partnership or the LLC pursuant to this Article X, notice thereof shall forthwith be given to the other party and this Agreement shall terminate and the transactions contemplated hereunder shall be abandoned without further action by the Operating Partnership or the LLC.

     10.3  Effect of Termination. In the event of the termination and
           ---------------------
abandonment of this Agreement, the obligations of the parties under Section 12.1 shall survive any such termination. If this Agreement is terminated pursuant to
Section 10.1(a), no party shall have any liability for any costs, expenses, loss of anticipated profits or any further obligation for breach of warranty or otherwise to any party to this Agreement. Any termination of this Agreement pursuant to Sections 10.1(b), 10.1(c) or 10.1(d) shall be without prejudice to any other rights or remedies of the respective parties.

                                  ARTICLE XI

                                  DEFINITIONS

          As used in this Agreement, the following terms shall have the meaning assigned thereto in this Article (or the meaning assigned thereto in the referenced Section or Article of this Agreement):

          "Acquisition" shall have the meaning assigned thereto in Section 2.1 of this Agreement.

          "Acquisition Documents" shall mean this Agreement and all documents executed in connection with this Agreement.

          "Affiliate" shall mean, with respect to any Person, any other Person or entity which shall be directly or indirectly controlling or controlled by or under common control with such Person. For purposes of this Agreement, a particular Person shall be deemed to control another entity if that Person or possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities, by contract or otherwise.

          "Agreement" shall have the meaning assigned thereto in the introduction to this Agreement and as the same may be amended from time to time in accordance with its terms.

          "Applicable Law" shall mean any Federal, state, local or foreign code, law, ordinance, regulation, reporting or licensing requirement, rule or statute applicable to a Person or its assets, properties, liabilities or business, including those promulgated, interpreted or enforced by any Governmental Authority.

          "Balance Sheet Date" shall have the meaning assigned thereto in
Section 5.7(a) of this Agreement.

          "Basket Amount" shall have the meaning assigned thereto in Section 9.4(a) of this Agreement.

          "Cap Amount" shall have the meaning assigned thereto in Section 9.4(b) of this Agreement.

          "Closing" shall have the meaning assigned thereto in Section 2.3 of this Agreement.

          "Closing Date" shall have the meaning assigned thereto in Section 2.3 of this Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto and all final or temporary rules and regulations promulgated thereunder, and all published and generally applicable rulings entitled to precedential effect, in each case to the extent such rules, regulations or rulings are effective and applicable.

          "Consents" shall mean the consents, permits, approvals and authorizations of Governmental Authorities and other Persons necessary to transfer the Membership Interests to the Operating Partnership or the Operating Partnership Units to the LLC or otherwise to consummate the transactions contemplated by this Agreement.

          "Contribution Adjustment" shall have the meaning assigned thereto in
Section 2.4(a) of this Agreement.

          "Contribution Adjustment Notice" shall have the meaning assigned thereto in Section 2.4(b) of this Agreement.

          "Conversion Date" shall have the meaning assigned thereto in Section 6.9(a) of this Agreement.

          "Disclosure Documents" shall have the meaning assigned thereto in
Section 6.10(a) of this Agreement.

          "Drop-Dead Date" shall have the meaning assigned thereto in Section
2.3 of this Agreement.

          "Employee Plans" shall have the meaning assigned thereto in Section
5.18 of this Agreement.

          "Environmental Claim" means any claim, demand, complaint, action, suit proceeding, investigation or notice by any Person alleging potential liability arising out of, based on, or relating to Environmental Laws.

          "Environmental Laws" means all federal, state, and local laws (including, without limitation, common law), statutes, ordinances, judgments, decrees, agreements with any Governmental Authority, licenses, permits, rules and regulations relating to pollution or the environment or occupational or worker health and safety including, without limitation, laws, statutes, ordinances, judgments, decrees, agreements with any Governmental Authority, licenses, permits, rules and regulations relating to the release of any Hazardous Material at any location or otherwise relating to the use, treatment, storage, disposal, transport, or handling of any Hazardous Material.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

          "Governmental Authority" shall have the meaning assigned thereto in
Section 3.4(c) of this Agreement.

          "Governmental Permit" shall have the meaning assigned thereto in
Section 5.15 of this Agreement.

          "Hazardous Material" means any material, substance or compound regulated under Environmental Laws.

          "Intellectual Property" shall mean all right, title and interest in and to all trade names, trademarks, and service marks, along with the goodwill appurtenant to any of the foregoing, and all domain names, copyrights, trade secrets (including client and vendor lists), and other information, data and materials developed by or on behalf of the Subsidiaries, but only to the extent that any Subsidiary has used such Intellectual Property in, or that such Intellectual Property is necessary to, the conduct of such Subsidiary's ownership or operation of its business as such business is presently being conducted.

          "Investments" shall mean any (a) investment in shares of capital stock, evidence of indebtedness or other securities issued by any other Person,
(b) loan, advance or extension of credit to, or contribution to the capital of, any other Person, (c) purchase of the securities or business of any other Person or commitment to make such purchase, and (d) other investment in any other Person.

          "Judgment" shall have the meaning assigned thereto in Section 3.4(c) of this Agreement.

          "Knowledge of Cornerstone" shall mean the actual knowledge after reasonable inquiry of the officers of Cornerstone listed on Schedule 11.1.

          "Knowledge of the LLC" shall mean the actual knowledge after reasonable inquiry of the Managers or Officers of the LLC and the Subsidiaries listed on Schedule 11.2.

          "Legal Action" shall have the meaning assigned thereto in Section 9.3(b) of this Agreement.

          "Legal Proceeding" shall have the meaning assigned thereto in Section
5.9 of this Agreement.

          "Lien" shall mean (a) any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any property or upon the income or profits therefrom, (b) any right of redemption, put or call option or other right to sell or acquire any property, or (c) any acquisition of or agreement to have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease).

          "Litigation" shall have the meaning assigned thereto in Section 6.10(a) of this Agreement.

          "Losses" shall have the meaning assigned thereto in Section 6.10(a) of this Agreement.

          "Material Adverse Effect" in respect of a Person shall mean any material adverse effect on the business, assets, properties, condition (financial or other) or results of operations of such Person, taken as a whole together with any subsidiary, or on the ability of such Person to consummate the Acquisition or to carry out the other transactions contemplated by this Agreement and the other Acquisition Documents.

          "Material Contract" shall have the meaning assigned thereto in Section 5.12(a) of this Agreement.

          "Mediator" shall have the meaning assigned thereto in Section 2.4(b) of this Agreement.

          "Membership Interests" shall have the meaning assigned thereto in
Section 2.1 of this Agreement.

          "Operating Partnership Units" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

          "Options" shall mean, with respect to any Person, securities or other rights or interests which are convertible into or exchangeable or exercisable for shares of capital stock of such Person, or any other options, warrants, rights, contracts, commitments, understandings or arrangements or claims of any character pursuant to which such Person is or may become bound to issue, transfer, sell, repurchase or otherwise acquire or retire any shares of capital stock of such Person or any Membership Interests.

          "Permitted Lien" shall mean (a) liens for taxes and assessments or governmental charges or levies not at the time due or the validity of which is currently being contested in good faith by appropriate proceedings, for which adequate reserves have been recorded on the books and financial statements in accordance with federal income tax law, (b) liens incurred in the ordinary course of business in respect of pledges or deposits under workers' compensation laws or similar legislation, carriers', warehousemen's, mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent or are being contested in good faith by appropriate proceedings, for which adequate reserves have been recorded on the books and financial statements, (c) liens incidental to the conduct of the business which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, individually or in the aggregate, materially detract from the value of the property or materially impair the use thereof in the operation of the business, (d) liens arising out of this Agreement or any other Acquisition Document to which the Operating Partnership is or shall be a party, and (e) indebtedness and collateral obligations set forth in Schedule 11.3.

          "Person" shall mean a natural person, a sole proprietorship, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, an institution, a government or any department, division or agency thereof, and any other entity.

          "Prospectus" shall have the meaning assigned thereto in Section 6.9(a) of this Agreement.

          "Real Property" shall have the meaning assigned thereto in Section 5.13(a) of this Agreement.

          "Registered Shares" shall have the meaning assigned thereto in Section 6.9(a) of this Agreement.

          "Registration Statement" shall have the meaning assigned thereto in
Section 6.9(a) of this Agreement.

          "Rent Roll" shall have the meaning assigned thereto in Section 7.1(h) of this Agreement.

          "SEC" shall have the meaning assigned thereto in Section 4.1 of this Agreement.

          "SEC Documents" shall have the meaning assigned thereto in Section 4.1 of this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Subsidiaries" shall have the meaning assigned thereto in Section 2.1 of this Agreement.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 Expenses.   Each of the parties hereto shall bear its own costs, fees
          --------
and expenses in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, fees, commissions and expenses (including, without limitation, all filing, printing, copying, mailing, telephone, transportation and delivery charges) payable to brokers, finders, investment bankers, consultants, exchange, transfer or paying agents, attorneys, accountants and other professionals, whether or not the transactions contemplated by this Agreement are consummated.

     12.2 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT CONSIDERATION OF PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS.

     12.3 Notices.  All notices, requests, demands or other communications made
          -------
pursuant to this Agreement shall be in writing in the English language and shall be deemed to have been duly given upon receipt when delivered personally, by mail, by courier, by facsimile, telegram, telex or similar means of communication (in all instances other than delivery by mail with confirmation by mail to be provided by the party giving notice) to the recipient party, to the following addresses:


                         If to Cornerstone or the Operating Partnership:
                         Cornerstone Realty Group, Inc.
                         306 East Main Street
                         Richmond, Va  23219
                         Facsimile:  (804) 782-9302
                         Attention:  Gus G. Remppies

                         with a copy to:

                         McGuireWoods LLP
                         901 East Cary Street
                         Richmond, VA  23219
                         Facsimile:  (804) 698-2259
                         Attention: James W. C. Canup, Esq.

                         If to State Street I, LLC:

                         State Street Companies, Inc., Manager
                         211 East Boulevard
                         Charlotte, NC  28203
                         Facsimile:  (704) 372-3704
                         Attention:  Jeffery W. Kentner, President

                         with copy to:

                         Womble Carlyle Sandridge & Rice, PLLC
                         200 West Second Street
                         Winston-Salem, NC 27102
                         Facsimile:  (336) 721-3660
                         Attention:  C. Mark Wiley, Esquire

Any party may change its address for purposes of this Section 12.3 by notice to the others of such change in the manner specified above. Notices, requests, demands or other communications shall be deemed given (i) if delivered personally, upon delivery, (ii) if delivered by registered or certified mail (postage prepaid, return receipt requested), upon the earlier of actual delivery or three business days after being mailed, (iii) if delivered by overnight courier or similar service, upon delivery, or (iv) if given by facsimile, upon receipt of confirmation of transmission by facsimile; provided that if such notices or other communications would otherwise be deemed given on a day which is not a business day, the delivery shall be deemed the first business day following such day.

     12.4 Assignment; Successors. This Agreement and all of the provisions
          ----------------------
hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto, either in whole or in part, without the prior written consent of the other parties hereto.

     12.5 Annexes; Entire Agreement.  The Schedules and Exhibits hereto
          -------------------------
constitute an integral part of this Agreement. This Agreement and the other Acquisition Documents constitute the entire and sole agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof and supersede any prior or contemporaneous understanding, agreements, representations or warranties, whether oral or written, with respect to the subject matter hereof and thereof.

     12.6 Severability.  Any provision of this Agreement which may be determined
          ------------
by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.7 Time.  Subject to any required notice and the lapse of any applicable
          ----
cure periods, time is of the essence of this Agreement with respect to each and every provision of this Agreement in which time is specifically expressed to be a factor.

     12.8 Modification, Amendment, Waiver.  No modification or amendment of any
          -------------------------------
provision of this Agreement shall be effective unless approved in writing by the parties to the Agreement. No party shall be deemed to have waived compliance by any other party with any provision of this Agreement unless such waiver is in writing, and the failure of any party at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the rights of any party thereafter to enforce such provisions in accordance with their terms. No waiver of any provision of this Agreement shall be deemed to be a waiver of any other provision of this Agreement. No waiver of any breach of any provision of this Agreement shall be deemed the waiver of any subsequent breach thereof or of any other provision of this Agreement.

     12.9 Counterparts; Facsimile.  This Agreement may be executed in any number
          -----------------------
of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts will be deemed to be an original, shall be construed together and shall constitute one and the same instrument. Photostatic or facsimile reproductions of this Agreement may be made and relied upon to the same extent as originals.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                    CORNERSTONE REALTY
                    INCOME TRUST, INC.


                    By:  ________________________________
                         Name:
                         Title:



                    CORNERSTONE NC OPERATING
                    LIMITED PARTNERSHIP


                    By:  ________________________________
                         Name:
                         Title:



                    STATE STREET I, LLC


                    By:  ________________________________
                         Name:
                         Title:

                                                            STATE STREET-I, LLC

                                  Schedule 2.1
                              List of Subsidiaries
                              --------------------


                           Autumn Park Apartments, LLC
                           Legacy Park Apartments, LLC

                                                            STATE STREET-I, LLC

                                  Schedule 2.2
                           Operating Partnership Units
                           ---------------------------


                                                                Non-Preferred
                                      Preferred Operating        Operating
            Subsidiary                 Partnership Units      Partnership Units
            ----------                -------------------     -----------------
     Autumn Park Apartments, LLC           293,933                250,000
     Legacy Park Apartments, LLC                --                343,192
                                           -------                -------
                                           293,933                593,192
                                           =======                =======

                                                            STATE STREET-I, LLC

                                  Schedule 4.4
                Conflicts of Cornerstone or Operating Partnership
                -------------------------------------------------


  None.

                                                            STATE STREET-I, LLC

                                  Schedule 5.3
                          Liens on Membership Interests
                          -----------------------------


               None, except as created by the items scheduled on Schedule 11.3, which is incorporated herein by reference.

                                                            STATE STREET-I, LLC

                                  Schedule 5.4
                                Conflicts of LLC
                                ----------------


          See Schedule 11.3, which is incorporated herein by reference.

                                                            STATE STREET-I, LLC


                                 Schedule 5.7(a)
                      August 31, 2001 Financial Statements
                      ------------------------------------

                                                   Autumn Park          Legacy Park
                                                 Apartments, LLC      Apartments, LLC      Total
                                                 ---------------      ---------------     --------
Assets:
     Cash, including security deposits           $      363,155              150,621         513,776
     Rents receivable                                       497                  (54)            443
     Due from affiliates                                     61                    -              61
     Prepaid expenses                                         -                    -               -
                                                 --------------       --------------      ----------
        Total cash and cash equivalents                 363,713              150,567         514,281
                                                 --------------       --------------      ----------
    Real estate owned, net                           18,043,774           19,868,673      37,912,448
     Deferred financing costs, net                       63,896               51,276         115,172
     Organizational costs, net                           11,732               11,732          23,464
     Other assets                                           300                    -             300
                                                 --------------       --------------      ----------
        Total assets                             $   18,483,416           20,082,248      38,565,664
                                                 ==============       ==============      ==========

Liabilities:
     Accounts payable                            $        8,131               (1,265)          6,866
     Accrued property taxes                             113,864               15,400         129,264
     Accrued interest payable                            67,942               64,381         132,322
     Security deposits                                   10,859                9,685          20,544
                                                 --------------       --------------      ----------
        Total current liabilities                       200,796               88,201         288,996
                                                 --------------       --------------      ----------
    Escrow/rental refunds in transit                          -                  200             200
    Prepaid rents                                        35,875               22,387          58,262
    Prepaid rents - prior years*                        (11,573)                   -         (11,573)
    Due to contractor                                         -              519,298         519,298
    Mortgage loan                                    15,000,000           15,783,702      30,783,702
                                                 --------------       --------------      ----------
        Total liabilities                            15,225,098           16,413,788      31,638,885
                                                 --------------       --------------      ----------
Capital                                               3,258,318            3,668,461       6,926,779
                                                 --------------       --------------      ----------
       Total liabilities and capital             $   18,483,416           20,082,248      38,565,664
                                                 ==============       ==============      ==========

       Net working capital**                     $      162,918               62,367         225,284
                                                 ==============       ==============      ==========

*   Adjustment due to income tax basis accounting.
** Net working capital is defined as total cash and cash equivalents minus total current liabilities.

                                                            STATE STREET-I, LLC

                                 Schedule 5.7(a)
       August 31, 2001 Financial Statements - Autumn Park Apartments, LLC
       ------------------------------------------------------------------

      Summary YTD Statement of Income for the Period ending August 31, 2001

Income:

     GROSS RENT POTENTIAL-APARTMENTS                        1,779,720.00
     LOSS TO LEASE                                            (40,224.12)
     GAIN TO LEASE                                                 99.04
                                                        ----------------
GROSS APARTMENT RENTAL INCOME                               1,739,594.92

     VACANT APARTMENTS                                       (748,279.33)
     MODEL APARTMENT                                           (7,340.00)
     STAFF CONCESSIONS                                         (7,869.76)
     RENT CONCESSIONS                                         (68,212.39)
     UNCOLLECTIBLE RENTS                                       (2,935.74)
     CORPORATE APT., net                                       10,646.68
                                                        ----------------
     RENTAL OFFSETS                                          (823,990.54)
                                                        ----------------
     TOTAL APARTMENT RENTAL INCOME                            915,604.38

Garage Rental Income:
     GROSS RENT POTENTIAL-GARAGES                              28,080.00
     LOSS TO LEASE-GARAGES                                     (5,817.88)
     VACANT GARAGES                                            (1,935.71)
     RENT CONCESSIONS-GARAGES                                  (6,935.00)
                                                        ----------------
GROSS GARAGE RENTAL INCOME                                     13,391.41
                                                        ----------------
     TOTAL RENTAL INCOME                                      928,995.79

     OTHER INCOME                                             190,408.61
                                                        ----------------
TOTAL GROSS INCOME                                          1,119,404.40

Operating Expenses - Controllable:

     PAYROLL & EMPLOYEE EXPENSES                              200,213.52
     MAINTENANCE & REPAIRS - BUILDINGS                          6,313.74
     MAINTENANCE & REPAIRS - RENTAL UNITS                       8,823.55
     MAINTENANCE & REPAIRS - SITE                              52,517.56
     UTILITIES                                                 61,635.01
     ADMINISTRATIVE EXPENSES                                   12,803.52
     ADVERTISING & PROMOTION                                   56,387.36
                                                        ----------------
     TOTAL OPERATING EXPENSES - CONTROLLABLE                  398,694.26

Operating Expenses - Noncontrollable:

     PROFESSIONAL FEES & SERVICES                                 369.14
     INSURANCE                                                 17,664.74
     TAXES                                                    113,864.00
                                                        ----------------
     TOTAL OPERATING EXPENSES - NONCONTROLLABLE               131,897.89
                                                        ----------------
TOTAL OPERATING EXPENSES                                      530,592.15
                                                        ----------------
NET OPERATING INCOME (LOSS)                                   588,812.25
                                                        ================

                                                            STATE STREET-I, LLC

                                 Schedule 5.7(a)
       August 31, 2001 Financial Statements - Legacy Park Apartments, LLC
       ------------------------------------------------------------------


      Summary YTD Statement of Income for the Period ending August 31, 2001

Income:

     GROSS RENT POTENTIAL-APARTMENTS                          1,433,370.00
     LOSS TO LEASE                                               (4,542.92)

                                                           ---------------
GROSS APARTMENT RENTAL INCOME                                 1,428,827.08

      VACANT APARTMENTS                                      (1,147,162.81)
      RENT CONCESSIONS                                         (109,836.61)
      MODEL/OFFICE APARTMENT                                    (14,415.00)
      STAFF CONCESSIONS                                          (4,293.11)
                                                           ---------------
      RENTAL OFFSETS                                         (1,275,707.53)
                                                           ---------------
      TOTAL APARTMENT RENTAL INCOME                             153,119.55
Garage Rental Income:
      GROSS RENT POTENTIAL-GARAGES                                5,100.00
      VACANT GARAGES                                             (3,254.03)
                                                           ---------------
GROSS GARAGE RENTAL INCOME                                        1,845.97
                                                           ---------------
      TOTAL RENTAL INCOME                                       154,965.52
                                                           ---------------
      OTHER INCOME                                              199,674.41
                                                           ---------------
TOTAL GROSS INCOME                                              354,639.93

Operating Expenses-Controllable:

      PAYROLL & EMPLOYEE EXPENSES                               160,047.67
      MAINTENANCE & REPAIRS - BUILDINGS                           3,179.59
      MAINTENANCE & REPAIRS - RENTAL UNITS                        1,548.20
      MAINTENANCE & REPAIRS - SITE                               22,248.92
      UTILITIES                                                  24,041.22
      ADMINISTRATIVE EXPENSES                                    15,910.26
      ADVERTISING & PROMOTION                                    65,393.44
                                                           ---------------
        TOTAL OPERATING EXPENSES - CONTROLLABLE                 292,369.30

Operating Expenses - Non-controllable:
        INSURANCE                                                 2,409.47
        TAXES                                                    15,400.00
                                                           ---------------
           TOTAL OPERATING EXPENSES-NONCONTROLLABLE              17,809.47
                                                           ---------------
TOTAL OPERATING EXPENSES                                        310,178.77
                                                           ---------------
NET OPERATING INCOME (LOSS)                                      44,461.16
                                                           ===============

                                                           STATE STREET-I, LLC

                                 Schedule 5.7(b)
           Liabilities Not Disclosed on August 31, 2001 Balance Sheet
           ----------------------------------------------------------


None, except for (i) accrued expenses since the Balance Sheet date, (ii)
Legacy Park Apartments, LLC obtained the final draw down of the indebtedness securing its real property from First Union National Bank on September 18, 2001 in the amount of $416,298.00, (iii) Legacy Park Apartments, LLC paid State Street Construction Company, LLC $425,000.00 and $400,462.43 on September 19, 2001 and September 25, 2001 respectively for outstanding construction billings,
(iv) Legacy Park Apartments, LLC expects to receive one final change order bill from State Street Construction Company, LLC on or before October 1, 2001, and
(v) the capital account of Legacy Park Apartments, LLC increased by $340,000 resulting from funding provided by State Street I, LLC.

                                                            STATE STREET-I, LLC

                                  Schedule 5.8
                        Changes Since Balance Sheet Date
                        --------------------------------

None, except (i) as disclosed on Schedule 5.7(b), which is incorporated herein by reference, and (ii) cash in the amounts of $100,000.00 and $50,000.00 distributed from Autumn Park Apartments, LLC and Legacy Park Apartments, LLC respectively to State Street I, LLC on September 25, 2001 and September 28, 2001 respectively to adjust working capital balances to appropriate levels.

                                                            STATE STREET-I, LLC

                                  Schedule 5.9
                                   Litigation
                                   ----------

None.

                                                            STATE STREET-I, LLC

                                  Schedule 5.10
                              Intellectual Property
                              ---------------------


     None, except as may be granted by "Common law" for the limited liability company names or derivations thereof.

                                                            STATE STREET-I, LLC

                                  Schedule 5.11
                                     Leases
                                     ------

None.

                                                            STATE STREET-I, LLC

                                  Schedule 5.12
                               Material Contracts
                               ------------------

     See attached, and incorporate by reference Schedule 11.3. Additionally, Legacy Park Apartments, LLC is committed to convey a fee simple title to approximately 3.015 acres located on Mallard Creek Road to the Mecklenburg County Parks and Recreation Department for greenway purposes.

                                                            STATE STREET-I, LLC


                                  Schedule 5.12
                Material Contracts - Autumn Park Apartments, LLC
                ------------------------------------------------

                                Service Contracts
                            As of September 25, 2001


Type                                  Provider                                  Term
------------------------------------------------------------------------------------------------------------------------
Laundry Machines                      Mac-Gray                                  10 years (4/29/00 - 4/29/10)
Lawn & Grounds                        New Garden                                1.25 years (10/01/00  - 12/31/01)
Copier/Fax Maintenance                Copy-Fax Systems                          1 year (2/1/01 - 1/31/02)
Cable Television                      Time Warner Cable                         20 years (5/10/99 - 5/10/19)
Pest Control                          Southeastern                              1 year (6/21/01 - 6/20/02)
Pool Service                          Caribbean Pool Service                    1 year (1/1/01 - 12/31/01)
Trash Removal                         Waste Management                          Month to Month
Online Advertising                    Apartmentguide.com                        Month to Month (No contract)
                                      Rentals.com                               1 year (1/01/01 - 12/31/01)
                                      Apartments.com                            Month to Month
                                      Springstreet.com (Homestore.com)          Month to Month
After Hours Maintenance Calls         Signius                                   Month to Month
Pager                                 Arch Wireless                             Month to Month
Music Service Agreement               Muzak                                     5 years (8/11/00-8/10/05)
Credit Information                    NTN                                       Month to Month
                                      Equifax                                   Month to Month
Magazine Advertising                  Apt. Bluebook                             1 year (9/01/01 - 8/31/02)
                                      Apt. Guide                                (6/01/01 - 5/01/01)
Fitness Equipment                     Fitness Concepts                          1 year (1/01/01 - 12/31/01)
Coffee Machine                        Filterfresh                               Month to Month
Alarm Services                        APS                                       Month to Month
Washer/Dryer Rentals                  Appliance Warehouse                       Month to Month
Vending Machines                      Vending Solutions USA, LLC                3 years (8/16/00 - 8/15/03)
Electric Service                      Duke Power                                Month to Month (No contract)
Referral Locator Service              RentFast Systems                          Month to Month
                                      Rental Solutions                          Month to Month
Electronic Draft Payments             CHEXpedite-Automated Payments             Month to Month
Water submetering                     Viterra Energy Service (Envirotech)       1 year (5/17/00 - 5/16/01)
Telephone Traffic Monitoring          Who's Calling.com                         Month to Month
Internet Service                      Road Runner                               Month to Month

                                                            STATE STREET-I, LLC


                                  Schedule 5.12
                Material Contracts - Autumn Park Apartments, LLC
                ------------------------------------------------

                          Corporate Apartment Contracts
                            As of September 25, 2001

Unit           Type                     Provider              Term
--------       --------------------     --------------------  ------------------
7033-K         Furniture Rental         Aaron's Rent          4/5/01 - 10/31/01
7033-K         Housewares               Accents & Amenities   4/5/01 - 10/31/01
7033-K         Electricity              Duke Power            4/5/01 - 10/31/01
7033-K         Telephone                Bellsouth             4/5/01 - 10/31/01
7033-K         Cable                    Time Warner           4/5/01 - 10/31/01
7033-K         Cleaning Service         House                 4/5/01 - 10/31/01
7033-K         Washer/Dryer             Appliance Warehouse   4/5/01 - 10/31/01
7047-H         Furniture Rental         Aaron's Rent          6/30/01 - 10/31/01
7047-H         Housewares               Accents & Amenities   6/30/01 - 10/31/01
7047-H         Electricity              Duke Power            6/30/01 - 10/31/01
7047-H         Telephone                Bellsouth             6/30/01 - 10/31/01
7047-H         Cable                    Time Warner           6/30/01 - 10/31/01
7047-H         Cleaning Service         House                 6/30/01 - 10/31/01
7047-H         Washer/Dryer             Appliance Warehouse   6/30/01 - 10/31/01
7047-L         Electricity              Duke Power            5/15/01 - 10/31/01
7047-L         Cable                    Time Warner           5/15/01 - 10/31/01
7037-S         Furniture Rental         Aaron's Rent          11/13/00 - 6/7/01
7037-S         Housewares               Accents & Amenities   11/13/00 - 6/7/01
7037-S         Electricity              Duke Power            11/13/00 - 6/7/01
7037-S         Telephone                Bellsouth             11/13/00 - 6/7/01
7037-S         Cable                    Time Warner           11/13/00 - 6/7/01
7037-S         Cleaning Service         House                 11/13/00 - 6/7/01
7037-S         Washer/Dryer             Appliance Warehouse   11/13/00 - 6/7/01
7037-G         Furniture Rental         Aaron's Rent          11/13/00 - 6/1/01
7037-G         Housewares               Accents & Amenities   11/13/00 - 6/1/01
7037-G         Electricity              Duke Power            11/13/00 - 6/1/01
7037-G         Telephone                Bellsouth             11/13/00 - 6/1/01
7037-G         Cable                    Time Warner           11/13/00 - 6/1/01
7037-G         Cleaning Service         House                 11/13/00 - 6/1/01
7037-G         Washer/Dryer             Appliance Warehouse   11/13/00 - 6/1/01
7027-C         Furniture Rental         Aaron's Rent          4/27/01 - 6/30/01
7027-C         Housewares               Accents & Amenities   4/27/01 - 6/30/01
7027-C         Electricity              Duke Power            4/27/01 - 6/30/01
7027-C         Telephone                Bellsouth             4/27/01 - 6/30/01
7027-C         Cable                    Time Warner           4/27/01 - 6/30/01
7027-C         Cleaning Service         House                 4/27/01 - 6/30/01
7027-C         Washer/Dryer             Appliance Warehouse   4/27/01 - 6/30/01

                                                            STATE STREET-I, LLC


                                  Schedule 5.12
                Material Contracts - Legacy Park Apartments, LLC
                ------------------------------------------------
                                Service Contracts
                            As of September 25, 2001


Type                                 Provider                                        Terms
-------------------------------------------------------------------------------------------------------------------------
Laundry Machines                     Mac-Gray                                        10.5 years (4/23/01 - 10/23/11)
Water Submetering                    Viterra Energy Service (Envirotech)             1 year (12/27/00 - 12/26/01)
Lawn & Grounds                       Greenlawn                                       Through September 2001
Copier/Fax Maintenance               Charlotte Copy Data                             Month to Month
Cable Television                     Time Warner Cable                               20 years (8/21/00 - 8/20/20)
Pest Control                         Action Pest                                     1 year (4/1/01 - 3/31/02)
Trash Removal                        BFI                                             Month to Month
Online Advertising                   Rent.Net (Homestore)                            Month to Month
                                     Apartments.com (Charlotte.com)                  1 year (3/01/01-3/01/02)
                                     Springstreet.com (Homestore)                    1 year (01/01/01 - 12/31/01)
                                     Apartmentguide.com (Haas Publishing)            (6/01/01 - 2/01/02)
                                     Rentals.com                                     1 year (1/31/01 - 2/28/02)
Pager                                Arch Paging                                     Month to Month
Credit Information                   National Tenant Network                         Month to Month
Magazine Advertising                 Apartment Guide (Haas Publishing)               (3/01/01 - 2/01/02)
                                     Rental Guide (PCL Media)                        (4/01/01 - 3/31/02)
                                     Apt. Finder/Blue Book                           (2/01/01 - 1/31/02)
                                        (Network Communications)
Fitness Equipment                    Fitness Concepts                                (10/01/01 - 9/30/02)
Coffee Machine                       Filterfresh Coffee                              Month to Month
Alarm Services                       APS                                             Month to Month
Washer/Dryer Rentals                 Appliance Warehouse                             No contract, free in models
Pool Maintenance                     Caribbean Pool Management System                1 year (1/1/01 - 12/31/01)
Vending Machines                     Vending Solutions USA, LLC                      Month to Month
                                     Coca-Cola Equipment Agreement                   Month to Month
Electric Service                     Duke Power Utility Contract                     Month to Month
After-Hours Answering Service        A and A Communication                           Month to Month
Referral Locator Service             Prudential Rentfast                             Month to Month
                                     Apartment Selector                              Month to Month
                                     All About Locating Apartments                   Month to Month
                                     Remax                                           Month to Month
Telephone Traffic Monitoring         Who's Calling.Com, Inc.                         1 year (12/19/00 - 12/18/01)
Music Services Agreement             Muzak                                           5 years (4/01 - 4/02)
Electronic Draft Payments            CHEXpedite-Automated Payments                   Month to Month
Internet Service                     Road Runner                                     Month to Month
Helium                               Little Balloon Company                          Month to Month
Recycling Collection                 City of Charlotte                               Month to Month

                                                            STATE STREET-I, LLC



                                  Schedule 5.13
                         Owned and Leased Real Property
                         ------------------------------

  See attached legal descriptions.

                                                            STATE STREET-I, LLC

                                  Schedule 5.13
          Owned and Leased Real Property - Autumn Park Apartments, LLC
          ------------------------------------------------------------

     Lying and being in the City of Greensboro, Friendship Township, Guilford County, North Carolina and being more particularly described as being all of Lot 1 as shown on that certain plat entitled "Autumn Park" recorded in Plat Book 134, Page 40 of the Guilford County Public Registry (the "Registry") and further described as follows:

     BEGINNING at an existing iron pipe located in the southern margin of the right-of-way of West Friendly Avenue, N.C.S.R. 2147 (a 100' right-of-way) at the northeastern corner of the property of Pierce Roif Corporation (now or formerly) as recorded and described in Deed Book 3237, Page 95 in the Registry, said iron pipe being located South 75 (degrees) 48'03" West 1,188.34 feet (grid) from NCGS Monument 220W200, having grid coordinates of N 852,743.183 and E 1,729,256.128; thence running along said southern margin of West Friendly Avenue, North 78 (degrees) 58'07" East 360.48 feet to an iron pipe located at the northwestern corner of Lot 2 as shown on a map entitled "Autumn Park" recorded in Plat Book 134 Page 40 in said Registry; thence along the line dividing Lot 1 and Lot 2, the following twenty (20) courses and distances: (1) South 13 (degrees) 12'59" East 1,10.60 feet to an iron pipe; (2) South 63 (degrees) 18'13" East 192.94 feet to an iron pipe; (3) South 17 (degrees) 04'56" West 200.51 feet to an iron pipe; (4) North 63 (degrees) 44'54" Est 98.50 feet to an iron pipe; (5) North 76 (degrees) 14'35" West 75.74 feet to an iron pipe; (6) North 66 (degrees) 52'39" West 55.68 feet to an iron pipe; (7) North 54 (degrees) 30'15" West 88.23 feet to an iron pipe; (8) along a curve to the right having a radius of 272.00 fee, an arc length of 116.82 feet, a chord bearing and distance of South 42 (degrees) 42'55" West 115.93 feet to an iron pipe; (9) along a curve to the left having a radius of 228.00 feet, an arc length of 102.34 feet, a chord bearing and distance of South 42 (degrees) 09'37" West 101.48 feet to an iron pipe; (10) South 60 (degrees) 41'55" East 111.22 feet to an iron pipe; (11) South 02 (degrees) 46'37" East 120.00 feet to an iron pipe; (12) South 56 (degrees) 51'19" West 113.31 feet to an iron pipe; (13) along a curve to the left having a radius of 228.00 feet, an arc length of 51.72 feet, a chord bearing and distance of South 39 (degrees) 38'38" East 51.61 feet to an iron pipe; (14) south 46 (degrees) 08'35" East 219.49 feet to an iron pipe; (15) North 31 (degrees) 33'52" East 77.73 feet to an iron pipe; (16) North 75 (degrees) 09'17" East
108.74 feet to an iron pipe; (17) South 46 (degrees) 57'40" East 94.42 feet to an iron pipe; (18) North 65 (degrees) 16'45" East 106.83 feet to an iron pipe;
(19) South 39 (degrees) 04'40" East 110.46 feet to an iron pipe; (20) North 89 (degrees) 51'40" East 193.96 feet to a point in the western line of the property of Mid-America Apartments, L.P. (now or formerly) as recorded and described in Deed Book 4183, Page 1480 in said Registry; thence along said western line of said Mid-America Apartments, L.P., South 02 (degrees) 30'37" West 809.00 feet to an existing iron pipe in the northern line the property of Amp Incorporated (now or formerly) as shown on a map recorded in Plat Book 67 Page 55 and as recorded and described in Deed Book 3359, Page 1080 in said Registry; thence along said northern line of said Amp Incorporated, North 83 (degrees) 50'50" West 658.01 feet to an existing iron pipe located at the northeastern corner of the property of SMS Associates (now or formerly) as recorded and described in Deed Book 4088, Page 886 in said Registry; thence along the northern line of said SMS Associates, North 83 (degrees) 51'22" West 283.60 feet to an existing iron pipe located at the southeastern corner of said Pierce Roif Corporation; thence along the eastern line of said Pierce Roif Corporation, North 05 (degrees) 13'30" East 1495.35 feet to an existing iron pipe, the POINT OR PLACE OF BEGINNING and containing 22.136 acres more or less, all as shown on that certain survey entitled Autumn Park Apartments, LLC, dated September 1, 1999 and prepared by Homer S. Wade, NCRLS of Borum, Wade and Associates.

     TOGETHER WITH all easement rights appurtenant to the above-described property as set forth in that certain Declaration recorded in Deed Book 4905, Page 1929 of the Registry and that certain Declaration of Covenants, Restrictions and Easements recorded in Deed Book 4911, Page 733 of the Registry.

                                                           STATE STREET-I, LLC

                                  Schedule 5.13
          Owned and Leased Real Property - Legacy Park Apartments, LLC
          ------------------------------------------------------------


Legal description of property before dedication of greenway, see Schedule 5.12:

     Lying and being in Mallard Creek Township, Mecklenburg County, North Carolina and being more particularly described as follows:

     Beginning at a #5 Rebar & Cap located in the westerly margin of the right-of-way of Mallard Creek Road (S.R. 2467) (a public right-of-way of variable width) at the Northeast corner of the property of the University of NC & Endowment Fund (Trustees) (hereinafter referred to as "UNC") (now or formerly) pursuant to Deed recorded in Book 4891, Page 621 of the Mecklenburg County Public Registry (the "Registry"); thence leaving the margin of the right-of-way of Mallard Creek Road and running with the line of UNC, the following two courses and distances: (1) North 75-07-34 West 761.68 feet to a #5 Rebar; and
(2) South 14-52-15 West 299.48 feet to a #5 Rebar & Cap located in the northeasterly line of the property of Highwoods/Forsyth LP (now or formerly) pursuant to Deed recorded in Book 9674, Page 595 of the Registry; thence with the northeasterly line of Highwoods/Forsyth LP North 24-57-35 West 469.52 feet to a #5 Rebar & Cap located at the northeasterly corner of the property of Mallard Creek Owners Association (now or formerly) pursuant to Deed recorded in Book 10036, Page 176 of the Registry; thence with the northeasterly line of Mallard Creek Owners Association the following two (2) courses and distances:
(1) North 24-57-01 West 267.10 feet to a #5 Rebar; and (2) North 25-36-12 West
46.20 feet to a #5 Rebar located in the center of Mallard Creek in the southerly line of the property of Mecklenburg County (now or formerly) pursuant to Deed recorded in Book 5252, Page 415 of the Registry; thence with the centerline of Mallard Creek and the line of the property of Mecklenburg County, the following fifteen (15) courses and distances: (1) South 77-28-01 East 67.85 feet; (2) North 88-25-53 East 35.19 feet; (3) North 78-37-38 East 76.01 feet; (4) North
84- 03-30 East 39.85 feet; (5) North 68-43-08 East 21.92 feet; (6) North
55-08-16 East 21.27 feet; (7) North 25-12-26 East 99.98 feet; (8) North
02-48-42 East 107.95 feet; (9) North 44-56-13 East 118.35 feet; (10) North
74-24-24 East 147.42 feet; (11) North 75-01-53 East 67.08 feet; (12) North
10-51-35 East 40.07 feet to a 1" open end pipe; (13) South 83-16-54 East 26.81 feet to a #5 Rebar & Cap; (14) South 15-01-26 West 25.51 feet; and (15) North 62- 14-44 East 44.33 feet to an iron set #5 Rebar w/ID Cap; thence leaving the centerline of the creek and continuing with the line of the property of Mecklenburg County, the following three (3) courses and distances; (1) South 83-18-22 East 471.48 feet to a #5 Rebar & Cap; (2) South 48-41-30 East 99.98 feet to a #5 Rebar & Cap; and (3) North 86-19-45 East 196.60 feet to a #5 Rebar & Cap located in the westerly margin of the right-of-way of Mallard Creek Road; thence with the westerly margin of the right-of-way of Mallard Creek Road, South 15-42-43 West 939.00 feet to the POINT OR PLACE OF BEGINNING and containing approximately 21.943 acres as shown on survey entitled "Boundary Survey of James
C. DeArmon Property" dated November 4, 1999 and prepared by Kenneth M. Green NCRLS L-3512.

                                                            STATE STREET-I, LLC


                                  Schedule 5.13
          Owned and Leased Real Property - Legacy Park Apartments, LLC
          ------------------------------------------------------------

Legal description of property after dedication of greenway, see Schedule 5.12:


Lying and being in Mallard Creek Township, Mecklenberg County, North Carolina; Property of Legacy Park Apartments, LLC (fka Addison Place Apartments, LLC a North Carolina limited liability company) c/o State Street, LLC; Tax map 27 block 32 lots 4 & 13, Deed Book 10972, pages 496 & 492 and being more particularly described as follows:

Beginning at a #5 Rebar & Cap located in the westerly margin of the right-of-way of Mallard Creek Road (S.R. 2467) (a public right-of-way of variable width) at the Northeast corner of the property of the University of NC & Endowment Fund (Trustees) (hereinafter referred to as "UNC) (now or formerly) pursuant to Deed recorded in Book 4891, Page 621 of the Mecklenberg County Public Registry (the "Registry"); thence leaving the margin of the right-of-way of Mallard Creek Road and running with the line of UNC, the following two courses and distances: (1) North 75-07-34 West 761.68 feet to a #5 Rebar; and (2) South 14-52-15 West
299.48 feet to a #5 Rebar & Cap located in the northeasterly line of Highwoods/Forsyth LR North 24-57-35 West 469.52 feet to a NIP located in the northern line of the property of Mallard Creek Owners Association the following eleven (11) courses and distances: (1) North 78-37-38 East 129.42 feet; (2) North 84-03-30 East 71.51 feet; (3) North 51-24-09 East 91.63 feet; (4) North
29-14-15 East 159.62 feet; (5) North 02-48-42 East 85.49 feet; (6) North 44-56-
13 East 40.58 feet; (7) North 74-24-24 East 164.81 feet; (8) North 62-06-09 East
260.78 feet; (9) South 75-13-20 East 340.42 feet; (10) South 67-34-55 East
112.69 feet; (11) South 84-21-40 East 110.96 feet to a NIP located in the westerly margin of the right-of-way of Mallard Creek Road; thence with the westerly margin of the right-of-way of Mallard Creek Road, South 15-42-43 West
874.28 feet to the POINT OF PLACE OF BEGINNING and containing approximately
18.928 +/- acres as shown on survey entitled "As-Built Survey Property of Legacy Park Apartments, LLC (fka Addison Place Apartments, LLC)" dated August 29, 2001 and prepared by Charles P. Truby, Jr., NCRLS L-3730.

                                                             STATE STREET-I, LLC

                                Schedule 5.13(1)
                                Permitted Liens
                                ---------------


          All indebtedness of the Subsidiary scheduled on Schedule 11.3, which is incorporated herein by reference. All residential apartment tenant leases by Subsidiaries to residential tenants.

Autumn Park
-----------

Restrictions, reservation of easements and conditions contained in instrument recorded in Book 4905, Page 1929 and Book 4911, Page 733, Guilford County Registry.

Building restriction line(s), easement(s) and other matters as shown on plat recorded in Plat Book 134, Page 40, Guilford County Registry.

Rights of tenant(s) in possession under unrecorded lease(s).

Right(s)-of-way with Defense Plant Corp., recorded in Book 998, Page 368, Guilford County Registry.

Right(s)-of-way to Guilford Telephone co., recorded in Book 1251, Page 415, Guilford County Registry.

Right(s)-of-way to Southern Bell, recorded in Book 1264, Page 559, Guilford County Registry.

Access easement for Lot 2 and storm water detention ponds in Book 4905, Page
1929.

Rights of others in and to the continued and uninterrupted flow of pond.

Easement and Memo of Agreement with Time Warner recorded in Book 4873, Page 873.

Legacy Park
-----------

Easement(s) to Duke Power Company recorded in Book 1279, Page 539, Book 1279, Page 543; Book 1448, Page 274; Book 1524, Page 289; Book 2118, Page 270; and Book 4973, Page 243, Mecklenburg County Registry.

Easement(s) to Southern Bell Telephone and Telegraph Company recorded in Book 1121, Page 594; Book 1128, Page 458; and Book 1413, Page 41, Mecklenburg County Registry.

Sewer line easement in favor of the City of Charlotte recorded in Book 11620, Page 33, Mecklenburg County Registry. (As shown on survey).

Terms and conditions of Memorandum of Agreement recorded in Book 1186, Page 93, Mecklenburg County Registry.

Easement(s) to Duke Power Company recorded in Book 12312, Page 338, Mecklenburg County Registry.

                                                             STATE STREET-I, LLC

                                 Schedule 5.15
                       Governmental Permits and Licenses
                       ---------------------------------


          Subsidiary                                       Permits and Licenses
--------------------------------   -------------------------------------------------------------------------
Autumn Park Apartments, LLC        N.C. Department of Environment, Health, and Natural Resources Division
                                   of Environmental Health Public Swimming Pool Operation Permit issued
                                   10/6/00 and expiring 10/6/01; copy attached.

Legacy Park Apartments, LLC        N.C. Department of Environment, Health, and Natural Resources Division
                                   of Environmental Health Public Swimming Pool Operation Permit issued
                                   5/1/01 and expiring 4/30/02; copy attached.

                                                             STATE STREET-I, LLC

                                 Schedule 5.15
           Governmental Permits and Licenses - Autumn Park Apartments
           ----------------------------------------------------------

N.C. Department of Environment and Natural Resources
Division of Environmental Health
                                                       03041530025
                                                       -----------
     PUBLIC SWIMMING POOL                         Identification Number
      OPERATION PERMIT
                                                        Oct. 6, 2000
                                                        ------------
                                                        Date Issued

                                                  Status Code:   I
                                                               -----

Permission is granted to State Street Companies LLC  of        Autumn Park
                         --------------------------    ----------------------------
                             Owner or Operator         Name of Public Swimming Pool

to operate a public swimming pool as defined in G.S. 130A-280 and 15A NCAC 18A 2500 at

7029 W. Friendly Ave.  Greensboro, NC 27410
---------------------------------------------------------------------------
Street Address of Pool Location                                  297-0802

Guilford
------------------------------
County

Type of Pool: (check one)  [X] Swimming Pool
                           [ ] Wading pool
                           [ ] Spa
                           [ ] Other (describe)
                                                -------------------------------

                               Signed: /s/ Windham S. Guthrie            Agent
                                       ---------------------------------
                                       N.C. Department of Environmental and
                                       Natural Resources Division of
                                       Environmental Health

Expiration Date:  10-06-01
                ------------
Remarks:  pool operator Christian Means
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 INSTRUCTIONS

Purpose: General Statute 130A-281 states "No public swimming pool may be opened for use unless the owner or operator has obtained an operation permit issued by the Department". General Statute 130A-282 requires the Commission for Health Services to adopt rules including requirements for application review, expiration, renewal, and revocation or suspension of an operating permit. Those rules are contained in 15A NCAC 18A.2500.

              This form is to be used as the permit specified above.

Preparation:  Local environmental health specialists shall issue a permit every time a new or reissued permit is indicated. Prepare an original and two copies for:

              1. Original given to pool owner or operator.
              2. Copy for the local health department.
              3. Copy for the Environmental Health Services Section, Division of
                 Environmental Health.

              In the event the permit/transitional permit is suspended or revoked, complete the Suspension/Revocation form (DENR 4009).

Disposition:  This form may be destroyed in accordance with Standard 7,
              Inspection Records, of the Records Disposition Schedule published by the N.C. Division of Archives and History.

Additional forms may be ordered from:  Division of Environmental Health
                                       1630 Mail Service Center
                                       Raleigh, NC 27699-1630
                                       (Courier 52-01-00)

DENR 3962 (Revised 05/00)
Environmental Health Services Section (Review 05/03)


                                                             STATE STREET-I, LLC

                                                             STATE STREET-I, LLC

                                 Schedule 5.15
        Governmental Permits and Licenses - Legacy Park Apartments, LLC
        ---------------------------------------------------------------

         N.C. DEPARTMENT OF ENVIRONMENT, HEALTH, AND NATURAL RESOURCES
                       DIVISION OF ENVIRONMENTAL HEALTH
                     PUBLIC SWIMMING POOL OPERATION PERMIT

Permission is hereby granted to Legacy Park Apartments, Llc of Legacy Park Apartments at 8810 Legacy Park Drive, Charlotte, NC 28269- to operate a(n) Annual Swimming Pool as defined in the Rules adopted by the Commission for Health Services governing the sanitation of such places.

Permit Number: 02060.530138
Issued By: Mecklenburg County Health Department
Expiration Date:
Effective Date: April 30, 2002
                May 1, 2001

Signed:                      /s/ Troy Lewis                         Agent
        -----------------------------------------------------------
              DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

See permit requirements in Rules. This permit is not transferable from one person to another and may be revoked for failure to comply satisfactorily with all requirements.

Remarks/Conditions:

 . The pool shall be operated in compliance with the requirements contained in 15A North Carolina Administrative Code 18A "Rules Governing Public Swimming Pools."

 . The pool shall not be used when the circulation system is not operable, when the bottom of the pool is not clearly visible, when any suction outlet cover is loose, broken, or missing, or when electrical repairs are being made to any component of the pool.

 . Appropriate life saving equipment indicated in the rules shall be available at all times that the pool is being used.

 . The pool operator shall maintain written records of the operating conditions of the pool. Records shall be maintained at the pool site for a period of not less than six months and shall include, at a minimum, daily recordings of the disinfectant residual in the pool, daily recordings of pool water pH, daily recordings of water temperature inheated pools, and recordings of all activities pertaining to pool water maintenance including chemical additions and filter backwash cycles.

 . The pool operator shall report any death, serious injury, or complaint of illness attributed by a bather to use of the pool to the Mecklenburg County Health Department within two working days of the incident or complaint.

 . Work requiring disruption of the pool shell or deck, changes in the pool profile or hydraulic system, and replacement of pumps or filters requires plans and specifications to be submitted to and approved by the Mecklenburg County Health Department prior to initiating the work.

DEHNR T616 (3/90) MCHD Substitute (3/99)
Environmental Health Services Section
T. Purivs

                                                             STATE STREET-I, LLC

                                 Schedule 5.17
                     Employment Agreements and Arrangements
                     --------------------------------------


          None.

                                                             STATE STREET-I, LLC

                                 Schedule 5.19
                                   Insurance
                                   ---------


                Subsidiary                          Insurance Policy           Policy No.          Carrier
-------------------------------------------        -------------------       ----------------  -------------
Autumn Park Apartments, LLC                    Property/General Liability      42-572-771-01    Auto Owners

Legacy Park Apartments, LLC                    Property/General Liability      42-572-771-01    Auto Owners

                                                             STATE STREET-I, LLC

                                 Schedule 5.20
                                 Bank Accounts
                                 -------------


               Subsidiary                      Account Name                  Bank                  Account No.
----------------------------------------   ------------------   ----------------------------   ------------------
Autumn Park Apartments, LLC                  Petty cash           First Union National Bank         2000008153151
Autumn Park Apartments, LLC                  Operating            First Union National Bank            4001135270
Autumn Park Apartments, LLC                  Security deposit     First Union National Bank         2000008109422

Legacy Park Apartments, LLC                  Petty cash           First Union National Bank         2000007063268
Legacy Park Apartments, LLC                  Operating            First Union National Bank            4002629950
Legacy Park Apartments, LLC                  Security deposit     First Union National Bank         2000007063271

                                                             STATE STREET-I, LLC

                                 Schedule 5.21
                             Environmental Matters
                             ---------------------


          None.

                                                             STATE STREET-I, LLC

                                Schedule 5.22(c)
                                   Warranties
                                   ----------


          Subsidiaries have the general contractor's warranty from State Street Construction Company, LLC as provided under North Carolina statutory law, none of which have been waived, and have any warranty granted by
          (i) any subcontractor who improved the Real Property or tangible personal property of the Subsidiaries or (ii) any supplier who supplied tangible personal property to the Subsidiaries, provided that such warranty is still in full force and effect. LLC shall provide post-closing complete warranty books to the Operating Partnership.

                                                             STATE STREET-I, LLC

                                  Schedule 6.4
                  Exceptions to Conduct in the Ordinary Course
                  --------------------------------------------


          None, except as disclosed on Schedules 5.7(b) and 5.8, which are incorporated herein by reference.

                                                             STATE STREET-I, LLC

                                Schedule 6.4(e)
                             Additional Borrowings
                             ---------------------

          None, except as disclosed herein on Schedules 5.7(b) and 5.8, which are incorporated herein by reference.

                                                             STATE STREET-I, LLC

                                  Schedule 6.5
                                    Consents
                                    --------


          Consents from Southtrust Bank, National Association (in the case of Autumn Park Apartments, LLC) and First Union National Bank (in the case of Legacy Park Apartments, LLC) to be obtained to allow the Operating Partnership to become owner of the Subsidiaries and also to cause the guarantor to be released and changed on the indebtedness shown on Schedule 11.3 from Jeffery W. Kentner to Cornerstone Realty Income Trust Inc.

                                                             STATE STREET-I, LLC

                                  Schedule 6.6
                           Exceptions for Disclosure
                           -------------------------


          None.

                                                             STATE STREET-I, LLC

                                  Schedule 6.8
                         On-Site Managers and Employees
                         ------------------------------


          Subsidiary                          Employee                      Position
------------------------------------  ----------------------------   --------------------------
Autumn Park Apartments, LLC                Carla Cline                 Community Manager
Autumn Park Apartments, LLC                Barbara Gottschalk          Relocation Specialist
Autumn Park Apartments, LLC                Diana Maue                  Relocation Specialist
Autumn Park Apartments, LLC                Holly Beal                  Relocation Specialist
Autumn Park Apartments, LLC                Christian Meaney            Service Supervisor
Autumn Park Apartments, LLC                Benjamin Smith              Service Technician
Autumn Park Apartments, LLC                Christy Spano               Cleaning Technician

Legacy Park Apartments, LLC                Lisa Malin                  Assistant Manager
Legacy Park Apartments, LLC                Heidi Grueber               Relocation Specialist
Legacy Park Apartments, LLC                Kenisha Smith               Relocation Specialist
Legacy Park Apartments, LLC                MiLeane McClung             Relocation Specialist
Legacy Park Apartments, LLC                Horace Harshaw              Relocation Specialist
Legacy Park Apartments, LLC                Kimberly Phelps             Relocation Specialist
Legacy Park Apartments, LLC                Karen Finley                Relocation Specialist
Legacy Park Apartments, LLC                Bradley Morris              Service Technician
Legacy Park Apartments, LLC                Sanja Strejcek              Cleaning Technician

                                                             STATE STREET-I, LLC

                                 Schedule 11.1
                     Officers of Cornerstone with Knowledge
                     --------------------------------------


                                 J. Olander
                                 Gus Remppies

                                                             STATE STREET-I, LLC

                                 Schedule 11.2
             Officers of the LLC or the Subsidiaries with Knowledge
             ------------------------------------------------------


                              Jeffery W. Kentner
                              Tiffany N. Gay
                              Lynda M. Johnson

                                                             STATE STREET-I, LLC

                                 Schedule 11.3
                     Indebtedness and Collateral Agreements
                     --------------------------------------


          See attached.

                                                             STATE STREET-I, LLC

                                 Schedule 11.3
                     Indebtedness and Collateral Agreements
                     --------------------------------------

                          Autumn Park Apartments, LLC
                     Federal National Mortgage Association
                     Southtrust Bank, National Association
                                 Mortgage Loan


1. Promissory Note dated September 1, 1999 in the principal amount of $14,000,000.00 executed by Autumn Park Apartments, LLC and payable to Southtrust Bank, National Association, as amended by that certain First Note Modification Agreement dated February 9, 2001 in the principal amount of $1,000,000.00 executed by Autumn Park Apartments, LLC and payable to Southtrust Bank.

2. Loan Agreement dated September 1, 1999 by and between Autumn Park Apartments, LLC and Southtrust Bank, National Association.

3. Deed of Trust and Security Agreement dated September 1, 1999 by and between Autumn Park Apartments, LLC, Scott Gerlach, Trustee and Southtrust Bank, National Association, recorded September 3, 1999 in Book 4911, Page 0748, Guilford County Registry as amended by that certain First Amendment to Deed of Trust and Security Agreement and Assignment of Rents and Leases dated February 9, 2001 by and between Autumn Park Apartments, LLC, Scott Gerlach, Trustee and Southtrust Bank, recorded February 9, 2001 in Book 5154, Page 0644, Guilford County Registry.

4. Guaranty of Payment and Performance dated September 1, 1999 by and between Jeffery W. Kentner and Southtrust Bank, National Association.

5. Assignment of Rents and Leases dated September 1, 1999 by and between Autumn Park Apartments, LLC and Southtrust Bank, National Association

6. Indemnity Agreement dated September 1, 1999 by and between Autumn Park Apartments, LLC, Jeffery W. Kentner and Southtrust Bank, National Association.

7. UCC-1 Financing Statements each having Autumn Park Apartments, LLC as debtor and Southtrust Bank, National Association as secured party recorded with the following offices:

     (a) Guilford County Register of Deeds, Instrument # 489690, recorded in Book 4911, Page 774 (fixture filing) on September 3, 1999.

                                                             STATE STREET-I, LLC

                                 Schedule 11.3
               Indebtedness and Collateral Agreements, continued
               -------------------------------------------------

                          Autumn Park Apartments, LLC
                     Federal National Mortgage Association
                     Southtrust Bank, National Association
                                 Mortgage Loan


     (b) North Carolina Secretary of State, Instrument # 19990087197, recorded on September 9, 1999.

8. Subordination of Management Agreement dated September 1, 1999 by and between Autumn Park Apartments, LLC, State Street Construction Company and Southtrust Bank, National Association.

9. First Amendment to Loan Documents dated February 9, 2001 by and between Autumn Park Apartments, LLC, Jeffery W. Kentner and Southtrust Bank.

                                                             STATE STREET-I, LLC

                                 Schedule 11.3
                     Indebtedness and Collateral Agreements
                     --------------------------------------

       Legacy Park Apartments, LLC (f/k/a Addison Place Apartments, LLC)
                           First Union National Bank
                                 Mortgage Loan

1. Promissory Note dated May 16, 2000 in the principal amount of $15,200,000.00 executed by Addison Place Apartments, LLC and payable to First Union National Bank, as amended by that certain Promissory Note dated July 27, 2001 in the principal amount of $1,000,000.00 executed by Legacy Park Apartments, LLC (f/k/a Addison Place Apartments, LLC) and payable to First Union National Bank and that certain Modification Number One to Promissory Note dated July 27, 2001.

2. Construction Loan Agreement dated May 16, 2000 by and between First Union National Bank and Addison Place Apartments, as amended by that certain Modification of Loan Agreement dated July 27, 2001 by and between Legacy Park Apartments, LLC (f/k/a Addison Place Apartments, LLC).

3. Deed of Trust and Security Agreement dated May 16, 2000 by and between Addison Place Apartments, LLC, TRSTE, Inc. and First Union National Bank, recorded May 16, 2000 in Book 11285, Page 860, Mecklenburg County Registry as amended by that certain Modification of Deed of Trust and Notice of Future Advance dated July 27, 2001 by and between Legacy Park Apartments, LLC, (f/k/a Addison Place Apartments, LLC), recorded July 27, 2001 in Book 12490, Page 256, Mecklenburg County Registry.

4. Guaranty Agreement dated May 16, 2000 by and between Jeffery W. Kentner and First Union National Bank.

5. Guaranty Agreement dated July 27, 2001 by and between Jeffery W. Kentner and First Union National Bank.

6. Security Agreement dated May 16, 2000 by and between Addison Place Apartments, LLC and First Union National Bank, as amended by that certain Modification of Security Agreement dated July 27, 2001 by and between Legacy Park Apartments, LLC (f/k/a Addison Place Apartments, LLC).

7. Subordination Agreement dated May 16, 2000 by and between State Street Companies, Inc. and First Union National Bank.

8. Assignment of Construction Documents dated May 16, 2000 by and between Addison Place Apartments, LLC and First Union National Bank.

                                                             STATE STREET-I, LLC

                                 Schedule 11.3
               Indebtedness and Collateral Agreements, continued
               -------------------------------------------------

       Legacy Park Apartments, LLC (f/k/a Addison Place Apartments, LLC)
                           First Union National Bank
                                 Mortgage Loan

9. Agreement of General Contractor dated May 16, 2000 by and between State Street Construction Company and First Union National Bank.

10. Assignment of Property Management Agreement dated May 16, 2000 by and between Addison Place Apartments, LLC, State Street Companies, Inc. and First Union National Bank.

                                                             STATE STREET-I, LLC

                                 Schedule 11.3
               Indebtedness and Collateral Agreements, continued
               -------------------------------------------------

       Legacy Park Apartments, LLC (f/k/a Addison Place Apartments, LLC)
                           First Union National Bank
                                 Mortgage Loan

20. Absolute Assignment of Lessor's Interest in Leases and Rents dated May 16, 2000 by and between Addison Place Apartments, LLC and First Union National Bank, recorded in Book 11285, Page 870, Mecklenburg County Register.

21. UCC-1 Financing Statements each having Addison Place Apartments, LLC as debtor and First Union National Bank as secured party recorded with the following offices:

     (a) Mecklenburg County Register of Deeds, Instrument # 200004364, recorded on May 16, 2000.

     (b) North Carolina Secretary of State, Instrument # 20000050325, recorded on May 17, 2000.